<corresp>

                        Werbel & Carnelutti
                   A Professional Corporation
                       711 Fifth Avenue
                      New York, New York 10022


                              November 19, 1997

BY VIA EDGAR
------------------

Securities and Exchange Commission
450 Fifth Avenue, N.W.
Washington, D.C.  20549

Attention: Filing Desk

               Re:  Associated Technologies
                    -----------------------
Dear Sirs:

     Enclosed on behalf of Associated Technologies, a Nevada corporation (the "Company"), please find a Preliminary Notice and Information Statement (together, the "Preliminary Information Statement") on Schedule 14C filed pursuant to the requirements of the Securities Exchange Act of 1934, as amended, in respect of certain actions taken by written consent of the Company's shareholders, together with exhibits thereto. Paper copies of this document were filed with the Commission on November 12, 1997.

     The Company intends to release the definitive information statement to security holders on November 24, 1997.

     If we can respond to any comments or questions, please do not hesitate to contact the undersigned, collect, at (212) 832-8300.

                              Sincerely,


                              Rachelle Abrahami

Enclosures

cc:  Leonard N. McDowall
     Stephen M. Davis

                    SCHEDULE 14C INFORMATION
                    ------------------------

     Proxy Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement

                    ASSOCIATED TECHNOLOGIES
------------------------------------------------------------------
          (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies:

          --------------------------------------

     2) Aggregate number of securities to which transaction applies:

          ---------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

          -----------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ------------------------------------------

     5)   Total Fee Paid:

          ------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     -----------------------------

     2) Form, Schedule or Registration Statement No.:

     ------------------------------

     3) Filing Party:

     ------------------------------

     4) Date Filed:

     ------------------------------

                    ASSOCIATED TECHNOLOGIES
                      1204 Third Avenue
                         Suite 172
                    New York, New York 10021

                    NOTICE TO STOCKHOLDERS

To all Stockholders of
  ASSOCIATED TECHNOLOGIES:

     The attached Information Statement is being delivered to you pursuant to Section 337 of the Nevada Revised Statutes and Regulation 14C of the Securities and Exchange Act of 1934, as amended.

               WE ARE NOT ASKING YOU FOR A PROXY
           AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

     The attached Information Statement is being mailed on or about November ___, 1997 to holders of record on November ___, 1997 of the common stock, $.001 par value per share (the "Common Stock"), of Associated Technologies, a Nevada corporation (the "Company" or "AT"), in connection with certain amendments to the Company's by-laws (the "Amendments") and the change of the Company's state of incorporation from Nevada to Delaware (the "Reincorporation"). All of the members of the Board of Directors of the Company have consented to the Amendments and such consent is sufficient under
Section 78.120 of the Nevada Revised Statutes and the Company's charter documents to approve the Amendments. The holders of a total of 1,231,520 shares of Common Stock, representing approximately 53.46% of the outstanding Common Stock, have consented in writing to the Reincorporation pursuant to the terms of a Plan of Merger between the Company and Associated Technologies, Inc., a Delaware corporation, and the consent of such holders is sufficient under Section 92A of the Nevada Revised Statutes and the Company's charter documents to approve the
Reincorporation.   No consideration was solicited or received for
such holders' consent. Accordingly, with respect to the Amendments, resolutions will not be submitted to the Company's stockholders, and with respect to the Reincorporation, resolutions will not be submitted to the stockholders of the Company whose consent has not already been obtained, for a vote. The attached Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Amendments and the Reincorporation in accordance with the requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including particularly Regulation 14C, and with the requirements of the Nevada Revised Statutes.

     By order of the Board of Directors of the Company.


                              ------------------------------
                              Leonard N. McDowall, Secretary
New York, New York
November ___, 1997

                    ASSOCIATED TECHNOLOGIES
                       1204 Third Avenue
                          Suite 172
                    New York, New York 10021

                      INFORMATION STATEMENT

                            General

     This Information Statement is being furnished on or about November ___, 1997 to stockholders of record on November ___, 1997 of the common stock of Associated Technologies, a Nevada corporation (the "Company"), in connection with certain amendments (the "Amendments") to the Company's by-laws (the "By-Laws") and the change of the Company's state of incorporation from Nevada to Delaware (the "Reincorporation") pursuant to the terms of a Plan of Merger, dated as of November 27, 1997 (the "Merger Agreement"), by and among the Company and Associated Technologies, Inc., a Delaware corporation. The Amendments and the Reincorporation are described in more detail in the body of this Information Statement. All of the members of the Board of Directors of the Company have consented to the Amendments, and such consent is sufficient under the Nevada Revised Statutes and the Company's charter documents to approve the Amendments. The holders of approximately 53.46% of the common stock, par value $.001 per share, of the Company (the "Common Stock") have consented in writing to the Reincorporation, and the consent of such holders is sufficient under Nevada law and the Company's charter documents to approve the Reincorporation. Accordingly, resolutions regarding the Amendments will not be submitted to the Company's stockholders for a vote and, regarding the Reincorporation, resolutions will not be submitted for a vote to the stockholders of the Company whose consent has not already been obtained. This Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Amendments and the Reincorporation in accordance with the requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including particularly Regulation 14C. On September 9, 1997, there were outstanding 2,303,520 shares of Common Stock and approximately 400 holders of record. Holders of Common Stock are entitled to one vote per share. Proxies are not being solicited in connection with the Reincorporation, and you are requested not to provide the Company with your proxy.

     The principal executive offices of the Company are, and of Associated Technologies, Inc. will be, located at 1204 Third
Avenue, Suite 172, New York, New York 10021, and its telephone number is (212) 988-0394.

          Voting Securities and Principal Holders Thereof

     The following table sets forth, as of September 15, 1997, certain information concerning beneficial ownership of the Company's Common Stock by (i) each person known to the Company to beneficially own 5% or more of the Company's outstanding Common Stock, (ii) all executive officers and directors of the Company, naming them, and (iii) all executive officers and directors of the Company as a group, without naming them.

Name and Address of           Number of Shares
Beneficial Owner              Beneficially Owned  Percent of Class
-------------------           ------------------  ----------------
First Sydney Investments           815,520             35.4%
  Pty Ltd(1)
Level 5, 151 Macquarie Street
Sydney, NSW Australia 2000

Alan J. Gallagher(1)               815,520             35.4%
Level 1, 85 Tamar Street
Ballina, NSW Australia 2478

Project and General Finance        195,605              8.5%
  Pty Limited(1)
Level 10, 50 Margaret Street
Sydney, NSW Australia 2000

Four Star Ranch Inc.               177,900              7.7%
3098 S Highland Drive
Suite 460
Salt Lake City, UT  84106

Business and Research              150,000              6.5%
  Management Pty Limited
Level 1, 96 Tamar Street
Ballina, NSW Australia 2478

F.Y.E.O. AVV                       120,000              5.2%
Dominicanessenstraat 22
Oranjested, Aruba

Deryck G. Graham                   110,000              4.8%
22B John Street
North Fremantle, WA Australia 6159

Leonard N. McDowall(2)             815,520             35.4%
48 Moncur Street
Woollahra, NSW Australia 2025

All Directors and Officers         925,520             40.2%
  as a group (3 persons)
______________________

(1) Mr. Gallagher, the President and a director of the Company, owns approximately 75% of the outstanding shares of capital stock of First Sydney Investments Pty Limited ("First Sydney"), a corporation which owns 209,915 shares of Common Stock directly and, indirectly, through seven wholly-owned or affiliated entities (including Project & General Finance Pty Limited, owner of 195,605 shares of Common Stock), an aggregate of 619,915 shares of Common Stock. As a director and majority shareholder of First Sydney, Mr. Gallagher may be deemed to beneficially own all of the shares of Common Stock held by First Sydney.

(2) Includes 815,520 shares of the Company's Common Stock owned by First Sydney of which Mr. McDowall is a minority shareholder and director. Mr. McDowall disclaims beneficial ownership of any such shares deemed indirectly owned.

                    Amendments to By-Laws

     On October 27, 1997, the Board of Directors of the Company by unanimous written consent approved the Amendments to the By-Laws.
Article II, Section 9 of the By-Laws was amended to allow that actions of the shareholders without a meeting may be taken by written consent of a majority of the Company's shareholders rather than by all of the shareholders as the By-Laws previously provided.
Article III, Section 2 of the By-Laws was amended to change the number of Directors of the Company from three to not less than one nor more than fifteen. Article X of the By-Laws permits amendments to the By-Laws to be made by a majority of the Company's Directors, and such consent is sufficient under the Nevada Revised Statutes and the Company's charter documents to approve the Amendments.

     The By-Laws provide that any by-law adopted by the Board of Directors may be repealed or changed by action of the shareholders.

     The purpose of the Amendments is to allow the Company greater flexibility in considering, acting upon and consummating significant corporate transactions, including change of control attempts, for the benefit of all of the Company's stockholders.

            Reincorporation of the Company in Delaware
General
--------
     On October 27, 1997, the Board of Directors of the Company by unanimous written consent, and the shareholders of the Company by majority written consent, approved a proposal to change the Company's state of incorporation to Delaware. This change will be accomplished by merging the Company into Associated Technologies,

Inc., a Delaware corporation (herein referred to as "Newco" or the "Surviving Corporation"), which is a wholly-owned Delaware subsidiary of the Company formed solely for that purpose.

     The merger of the Company into Newco will be effected pursuant to the Plan of Merger (the "Merger Agreement") between the Company and Newco, attached hereto as Exhibit A. The Merger Agreement provides that, when the merger becomes effective, Newco will continue as the Surviving Corporation under the name "Associated Technologies, Inc." The description of the merger contained herein is qualified in its entirety by reference to the Merger Agreement.

     The affirmative vote of the holders of at least a majority of all of the outstanding shares of the Company's Common Stock (voting as a single class) entitled to vote as of the Record Date is required for the adoption of the merger proposal. The Company, as the holder of all of the shares of the Surviving Corporation, has approved the proposal, and the principal shareholders of the Company, owning in excess of a majority of the Company's Common Stock, have approved the proposal. Accordingly, the merger proposal has received the requisite vote of shareholders of the Surviving Corporation and the Company needed for approval of the proposal. The Merger Agreement provides that the Board of Directors of the Company has the right to terminate the Merger Agreement and abandon the merger for any reason whatsoever notwithstanding shareholder approval prior to the effectiveness date thereof.

     Pursuant to the Merger Agreement, the Board of Directors of the Company will become the Board of Directors of the Surviving Corporation. See "Board of Directors". The management of the Company will continue as the management of the Surviving Corporation. The merger will not involve any change in the business or properties of the Company. The Surviving Corporation will succeed to all the assets and be responsible for all the liabilities of the Company, including obligations under the Company's 1997 Stock Option Plan. Although the purposes of the surviving Corporation set forth in its Certificate of Incorporation will permit it in the future to enter into any lawful business activity, no change in the present business of the Company is now contemplated, except as new developments and opportunities may arise.

     There are certain differences between the Certificates of Incorporation and the By-Laws of the Company and the Surviving Corporation, as well as differences in the corporate law of the States of Nevada and Delaware, which will affect the Company and its shareholders. See "Significant Differences in Corporate Law of Nevada and Delaware" and "Certificate of Incorporation and By-Laws".

     The Surviving Corporation is authorized to issue 25,000,000 shares of common stock, $.001 par value. See "Certificate of Incorporation and By-Laws". Upon the effectiveness of the merger, the Company's securityholders will become securityholders of the Surviving Corporation, each outstanding share of Common Stock of the Company will become one share of Common Stock of the Surviving Corporation and the one share of Common Stock of the Surviving Corporation outstanding prior to the effectiveness of the merger will be surrendered by the Company and extinguished. The Common Stock of the Surviving Corporation will have the same relative rights, preferences, privileges and restrictions as the Company's Common Stock. It will not be necessary for holders of Common Stock of the Company to exchange their existing certificates for new certificates representing Common Stock of the Surviving Corporation. It is anticipated that delivery of the present stock certificates of the Company will constitute "good delivery" for transactions in shares of Common Stock of the Surviving Corporation after the effective date of the merger.

     In connection with the merger, the Company's authorized Common Stock, $.001 par value, will be converted into the Surviving
Corporation's authorized Common Stock, $.001 par value.

     Shareholders of the Company shall, subject to and by complying with Sections 92A.300 through 92A.500 of the Nevada Revised Statutes, have the right to object to the merger, which will result in the right to receive payment for the fair value of their shares and the other rights and benefits provided by the Nevada Revised Statutes (see "Rights of Dissenting Shareholders to Receive Payment for Shares").

Reasons for Reincorporation
---------------------------

     The primary reason for the Board's recommendation of the Reincorporation is the well-developed case law interpreting the Delaware General Corporation Law (the "Delaware GCL"), which the
Board believes will allow it more effectively to perform its duties. Although the Nevada Revised Statutes are relatively similar to the Delaware GCL, there is a lack of predictability under Nevada law resulting from the limited body of case law interpreting the Nevada Revised Statutes. The Delaware GCL and the court decisions construing it, on the other hand, are widely regarded as the most extensive and well-defined body of corporate law in the United States. This body of case law is based in part on Delaware's long-established policy of encouraging companies to incorporate in that state. In furtherance of that policy, Delaware has been a leader in adopting comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Following from these conditions, Delaware's courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal issues. Thus, for example, relative to other states, Delaware provides greater guidance to directors in the context of dealing with major transactions, including potential changes in corporate control, along with more general corporate matters. The Board therefore believes that the overall effect of the reincorporation will be to enhance the Board's ability to consider all appropriate courses of action with respect to significant transactions, including takeover attempts, for the benefit of all stockholders. Moreover, the Board believes that enhanced certainty with respect to the duties of directors is a significant benefit to the Company and its stockholders and could be an important factor in attracting and retaining quality persons to serve on the Board of Directors.

Board of Directors
------------------
     The Merger Agreement provides that upon the effective date of the merger the Board of Directors of the Surviving Corporation shall be composed of the members of the Board of Directors of the Company prior to the merger.

     As permitted by the Delaware General Corporation Law, the By-Laws of the Surviving Corporation provide that a person elected by the Board to fill a vacancy may hold office for the remainder of the term of his predecessor and a person elected to a newly created directorship may hold office until the next annual election and until his successor is elected and qualified. Under the Company's current By-Laws, a vacancy created by removal of a director may be filled by the Board and such director shall serve until the next annual meeting or until his successor is duly elected and qualified. Otherwise the current By-Laws are silent as to the election of directors to fill vacancies.

     The By-Laws of the Surviving corporation should provide greater certainty with respect to the authority of the Board following a vacancy.

Certificate of Incorporation and By-Laws
----------------------------------------
     Except to the extent that changes are dictated by the application of the Delaware GCL, along with limited additional changes discussed below, the provisions of the Delaware Certificate of Incorporation and the Delaware By-Laws will be substantially similar to the provisions of the Nevada Articles of Incorporation and the Nevada By-Laws. The Delaware Certificate of Incorporation and Delaware Bylaws are attached hereto as Exhibits B and C, respectively.

Significant Differences in Corporate Law of Nevada and Delaware
---------------------------------------------------------------

     In many instances, the Nevada Revised Statutes are substantially similar to the Delaware GCL. While it is impractical to note all of the differences between the corporation statutes of Delaware and Nevada, the most significant differences, in the judgment of management of the Company, are summarized below. This summary is not intended to be complete and reference should be made to the Delaware GCL and the Nevada Revised Statutes.

Preemptive Rights
-----------------

     Under Nevada corporation law applicable to corporations organized prior to October 1, 1991 (as the Company was), shareholders of the Company are permitted to have preemptive rights to purchase newly-issued shares unless prohibited in the Certificate of Incorporation; the Company's Certificate of Incorporation does prohibit such rights. Under the Delaware corporation law, shareholders do not have such preemptive rights unless there is a specific provision granting such rights in the Certificate of Incorporation. The Certificate of Incorporation of the Surviving Corporation will not contain such a provision. Accordingly, the reincorporation will not have a practical impact on shareholders as regards preemptive rights. Management of the Company believes that not providing for mandatory preemptive rights in the Certificate of Incorporation of the Surviving Corporation is desirable to afford greater flexibility in possible future financings.

Examination of Books and Records
--------------------------------

     Under Nevada corporation law, a person must be the holder of record of, or the holder of record of voting certificates for, or have been authorized in writing by the holders of, at least fifteen percent of all outstanding shares of a corporation in order to examine the books of account and all financial records of a corporation. Under Delaware law, any shareholder with a proper purpose may demand inspection. The Nevada provision does not apply to any corporation listed and traded on any recognized stock exchange or which furnishes to its stockholders a detailed annual financial statement.

Dividends
---------

     Under the Delaware GCL, unless otherwise provided in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware GCL provides that a corporation may redeem or repurchase its shares only out of surplus.

     The Nevada Revised Statutes provide that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a liquidation to satisfy the preferential rights of preferred stockholders.

     Neither the Company nor the Surviving Corporation currently intends to pay dividends or make any other distribution on its capital stock. Nevertheless, the difference between the Delaware GCL and the Nevada Revised Statutes with respect to amounts available for dividends or other distributions could conceivably affect future dividends or other distribution, if any are declared.

Anti-takeover Legislation
-------------------------

     Both the Delaware GCL and the Nevada Revised Statutes contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the Delaware GCL, except under certain circumstances, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. The Delaware GCL defines an interested stockholder generally as a person who owns 15% or more of the outstanding shares of such corporation's voting stock.

     Under the Nevada Revised Statutes, except under certain circumstances which vary from the exceptions under the Delaware GCL, business combinations with interested stockholders are not permitted for a three-year period following the date such stockholder became an interested stockholder, the same period provided for under the Delaware GCL. The Nevada Revised Statutes define an interested stockholder, generally, as a person who owns 10% or more, rather than 15% or more as provided under the Delaware GCL, of the outstanding shares of the corporation's voting stock.

     In addition, the Nevada Revised Statutes generally disallow the exercise of voting rights with respect to "control shares" of an "issuing corporation" held by an "acquiring person", unless such voting rights are conferred by a majority vote of the disinterested stockholders. "Control shares" are the shares of an issuing corporation acquired in connection with the acquisition of a "controlling interest". "Controlling interest" is defined in terms of threshold levels of voting ownership, which thresholds, whenever each may be crossed, trigger application of the voting prohibition with respect to the newly-acquired shares.

     The Nevada Revised Statutes also contains general provisions permitting directors to (i) take action to protect the interests of the corporation and its stockholders, including the adoption or execution of plans affecting the holder(s) of a specified number of shares or percentage of share ownership or voting power and (ii) to resist a change or potential change in control of the corporation if the directors determine that the change or potential change is opposed to or not in the best interest of the corporation.

Indemnification of Directors and Officers and Advancement of
Expenses
------------------------------------------------------------

     Delaware and Nevada have nearly identical provisions regarding indemnification by a corporation of its officers, directors, employees and agents, except Nevada provides broader indemnification in connection with stockholder derivative lawsuits.

     Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The Delaware GCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation has the discretion to decide whether or not to advance expenses.

     Under the Nevada Revised Statutes, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation MUST pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. Thus, a corporation may have no discretion to decide whether or not to advance expenses.

Limitation on Personal Liability of Directors
---------------------------------------------

     Delaware corporations are permitted to adopt charter provisions limiting, or even eliminating, the liability of a director or a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

     While the Nevada Revised Statutes has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision permits a corporation to limit directors and officers from personal liability arising from a breach of the duty of loyalty.

     The Delaware Certificate of Incorporation, like the Nevada Articles of Incorporation, contains a provision limiting the personal liability of directors. However, unlike the Delaware Certificate of Incorporation, the Nevada Articles of Incorporation also limit the liability of officers. Under the laws of either state, the charter provision will not have any effect on the availability of equitable remedies such as an injunction or recision based upon a breach of the duty of care, or on liabilities which arise under certain federal statutes such as the securities laws.

     Under Delaware law, directors are jointly and severally liable to a corporation for willful or negligent violations of statutory provisions relating to the purchase or redemption of a corporation's own shares or the payment of dividends, for a period of six years from the date of such unlawful act. A director who was either absent or dissented from the taking of such action may exonerate himself from liability by causing his dissent to be entered in the corporation's minutes. Under Nevada law, directors are jointly and severally liable to the corporation if they vote for or assent to acts which violate statutory provisions relating to the purchase of a corporation's own shares, the payment of dividends, the distribution of assets in liquidation or any loans or guarantees made to a director, until the repayment thereof.
Under Nevada law, there is no express standard of conduct which can protect a director from liability nor any express statute of limitations with respect to any such illegal acts by a director, as there are under Delaware law, and absent directors are not liable as long as they did not vote for or assent to any of the illegal acts. Nevada law, unlike Delaware law, allows a director who was present at a meeting which approved an illegal act to avoid liability, even if he does not register his dissent in the minutes of the meeting, by voting against the illegal act and registering his dissent at a later time in a separate writing filed with the secretary of the meeting.

Appraisal Rights; Dissenter's Rights
------------------------------------

     Both Delaware Law and Nevada Law provide that shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and to instead demand payment of the fair cash value of their shares. Under Delaware Law, unless a corporation's certificate of incorporation provides otherwise, dissenters do not have appraisal rights with respect to: (i) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange, designated as a National Market System Security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc., or held of record by at least 2,000 shareholders, or (ii) shareholders of a corporation surviving a merger if no vote of shareholders of the surviving corporation is required to approve the merger.

     Nevada Law also limits dissenters rights when the shares of the corporation are listed on a national securities exchange or are held by at least 2,000 shareholders unless the shareholders are required to accept in exchange for their shares anything other than cash or: (i) shares in the surviving corporation, (ii) share in another entity that is publicly listed or held by more than 2,000 shareholders, or (iii) any combination of cash or shares in an entity described in (i) or (ii).

Right of Dissenting Shareholders to Receive Payment for Shares
--------------------------------------------------------------

     Stockholders of the Company are presently entitled under Nevada law to obtain payment of the fair value of their shares if they dissent from the consummation of a plan of merger to which the Nevada corporation is a party and approval by the stockholders is required for the merger by law or the Nevada entity's Articles of Incorporation.

     The following is a summary of appraisal rights available to stockholders of the Company, which summary is not intended to be a complete statement of the applicable Nevada law and is qualified in its entirety by reference to Chapter 92A.300 through 92A.500 of the Nevada Revised Statutes, set forth in their entirety as Exhibit D hereto.

     Since the merger was approved by the required vote of the shareholders by majority written consent, the Company is required to mail a notice (the "Dissenter's Notice") to all stockholders, a form of which is attached hereto as Exhibit E. In accordance with the Nevada Revised Statutes, the Dissenter's Notice states that any stockholder wishing to exercise the right to dissent must (i) properly complete and send the attached form of demand for payment (the "Demand for Payment") to the Company at 1204 Third Avenue, Suite 172, New York, New York and (ii) deposit such stockholder's certificates representing the Common Stock held by such stockholder, if any, with the Company's transfer agent and registrar, American Stock Transfer and Trust Company, New York, New York. The dissenting stockholder must timely mail the Demand for Payment so that it is received by the Company on or before the date 30 days from the date of delivery of the Dissenter's Notice.

     In accordance with the Nevada Revised Statutes, the Demand for Payment requires that the dissenting stockholder certify that he or she acquired beneficial ownership of the Common Stock on or before the date of this Information Statement. The stockholder who demands payment retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action. A stockholder who fails to timely mail the Demand for Payment as set forth above is not entitled to receive payment for his shares under Chapter 92A of the Nevada Revised Statutes.

     The Company is required, except with respect to dissenters who were not beneficial owners of Common Stock before the date of this Information Statement, to pay to each dissenter who properly asserted his or her right to dissent the amount the Company estimates to be the fair value of such stockholder's shares, plus accrued interest. The dissenting stockholder may seek to enforce the Company's obligation in the district court located in the county where the Company's registered office is located or, at the election of any dissenter residing or having its registered office in Nevada, of the county in which the dissenter resides or has its registered office.

     In accordance with the Nevada Revised Statutes, any payments made by the Company to dissenting stockholders will be accompanied by the Company's balance sheet dated December 31, 1996, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any; a statement of the Company's estimate of the fair value of the shares; an explanation of how the interest was calculated; a statement of the dissenter's rights to demand payment under the Nevada Revised Statutes; and a copy of Chapter 92A.300 through .500 of the Nevada Revised Statutes.

     A dissenter may notify the Company in writing, within 30 days after the Company made or offered payment for such shareholder's shares, of his or her own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate (less any payment already made by the Company), if he or she believes that the amount paid by the Company is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

     If a demand for payment by a dissenting shareholder remains unpaid for 60 days after receiving the demand, the Company shall petition the court to determine the fair value of the shares and accrued interest. If the Company does not commence this proceeding within the 60-day period, it is required to pay each dissenter whose demand remains unsettled the amount demanded. The Nevada Revised Statutes specify the court in which such petition may be brought and other procedural requirements.

     In addition, the statute provides for the assessment of the costs and expenses of the proceeding against the Company, except that the court may assess such amounts against the dissenters, as the court deems equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. Similarly, the statute provides that the court may assess the fees and expenses of the counsel and experts for the respective parties, in amounts that the court finds equitable, in the case of the Company's failure to substantially comply with the requirements of the Nevada Revised Statutes, against the Company; and in the case of a party that acted arbitrarily, vexatiously or note in good faith, against such party.

Effective Date of the Merger
----------------------------

     Subject to the satisfaction of the conditions of the merger, it is contemplated that the merger will be made effective on the twenty-first day after the date that the definitive version of this Information Statement is filed with the Securities and Exchange Commission.


Federal Income Tax Consequences
-------------------------------

     It is anticipated that the merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Common Stock or by the Company or the Surviving
Corporation as a result of the consummation of the merger. Each former holder of Common Stock will have the same tax basis in the shares of common stock of the Surviving Corporation that such shareholder received pursuant to the merger as he has in Company

Common Stock held by him at the time of the consummation of the merger. Each stockholder's holding period with respect to such Common Stock of the Surviving Corporation will include the period during which he held the corresponding Company Common Stock, provided the latter is held as a capital asset at the time of consummation of the merger.

     The foregoing is only a summary of the federal income tax consequences and is not tax advice. No ruling from the Internal Revenue Service and no opinion of counsel with respect to the tax consequences of the merger have been or will be sought by the Company.

        Description of Securities of the Company and the
                     Surviving Corporation

     The authorized capital stock of the Company consists of 25,000,000 shares of Class A common stock, par value $.001 per share. As of September 9, 1997, the Company had outstanding
2,303,520 shares of Common Stock.

     The authorized capital stock of the Surviving Corporation consists of 25,000,000 shares of common stock, par value $.001 per share.

Common Stock of the Company
---------------------------

     The holders of outstanding shares of Common Stock are entitled to receive dividends out of assets legally available therefor at such times and in such amounts as the Board of Directors may, from time to time, determine. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder. The Company's Certificate of Incorporation does not provide for cumulative voting. The Common Stock is not entitled to preemptive rights and is not subject to redemption. Upon liquidation, dissolution, or winding-up of the Company, the assets legally available for distribution to stockholders are distributed ratably among the holders of Common Stock outstanding at that time. Each outstanding share of Common Stock is fully paid and nonassessable.

Common Stock of the Surviving Corporation
-----------------------------------------

     The common stock, par value $.001 per share, of the Surviving Corporation will have the same relative rights, preferences, privileges and restrictions as the Company's Common Stock, except in so far as the rights of the holders thereof are determined by the Delaware GCL and the Delaware GCL differs from the Nevada Revised Statutes. See "Significant Differences in Corporate Law of Nevada and Delaware."

Transfer Agent
--------------

     The transfer agent and registrar for the Common Stock is American Stock Transfer and Trust Company, New York, New York.

                      Financial Statements

     A copy of the Company's Annual Reports on Form 10-K for the fiscal years ended December 31, 1996 and December 31, 1995 and the Company's Quarterly Reports on Form 10-Q for the three-month period ended March 31, 1997 and the six-month period ended June 30, 1997 are included as Exhibits F, G, H and I, respectively, to this Information Statement, are hereby incorporated herein by this reference and contain the Company's financial statements for the three fiscal years ended December 31, 1996, the three-month periods ended March 31, 1997 and March 31, 1996 and the six-month periods ended June 30, 1997 and June 30, 1996.

          Incorporation by Reference of Additional Documents

     The following additional documents are hereby incorporated by reference in their entirety: all other reports filed with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934 since the end of the fiscal year ended December 31, 1996 and prior to the consummation of the reincorporation described herein.

                           Signature

     This Information Statement is sent by order of the Board of Directors of the Company.


                              _____________________________
                              Leonard N. McDowall, Secretary


Dated:  November ___, 1997

                         EXHIBITS


Exhibit No.    Description
-----------    -----------

A              Merger Agreement

B              Certificate of Incorporation of Associated
               Technologies, Inc.

C              By-Laws of Associated Technologies, Inc.

D              Nevada Revised Statutes Chapters 92A.300 - 92A.500

E Form of Notice to Dissenter and Dissenter's Demand for Payment

F              Annual Report on Form 10-K of Associated
               Technologies for the fiscal year ended December 31,
               1995

G              Annual Report on Form 10-K of Associated
               Technologies for the fiscal year ended December 31,
               1996

H              Quarterly Report on Form 10-Q of Associated
               Technologies for the three-month period ended March
               31, 1997

I              Quarterly Report on Form 10-Q of Associated
               Technologies for the six-month period ended June 30, 1997

                            EXHIBIT A

                          PLAN OF MERGER

                               OF

                     ASSOCIATED TECHNOLOGIES
                      a Nevada Corporation

                               AND

                   ASSOCIATED TECHNOLOGIES, INC.
                      a Delaware Corporation

PLAN OF MERGER adopted by Associated Technologies, a corporation for profit organized under the laws of the State of Nevada ("AT-Nevada"), by resolution of its Board of Directors on October 27, 1997, and adopted on October 27, 1997 by Associated Technologies, Inc., a corporation for profit organized under the laws of the State of Delaware ("AT-Delaware"), by resolution of its Board of Directors on October 27, 1997. The names of the corporations planning to merge are AT-Nevada and AT-Delaware and AT-Delaware shall be the surviving corporation.

          1. AT-Nevada and AT-Delaware shall, pursuant to the provisions of the Revised Statutes of the State of Nevada and the provisions of the Delaware General Corporation Law, be merged with and into a single corporation, to wit, AT-Delaware, which shall be the surviving corporation when the merger becomes effective and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name, AT-Delaware, pursuant to the provisions of the laws of its jurisdiction of organization. The separate existence of AT-Nevada, which is sometimes hereinafter referred to as the "terminating corporation", shall cease when the merger becomes effective in accordance with the laws of the jurisdiction of its organization.

          2. The Certificate of Incorporation of the surviving corporation when the merger becomes effective shall be the Certificate of Incorporation of said surviving corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of its jurisdiction of organization.

          3. The present by-laws of the surviving corporation will be the by-laws of said surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the laws of its jurisdiction of organization.

          4. The directors and officers in office of the surviving corporation when the merger becomes effective shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold office until their respective successors are elected or appointed and qualified or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

          5. Each issued share of stock of the terminating corporation when the merger becomes effective shall be converted into one share of stock of the surviving corporation. The issued shares of stock of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued when the merger becomes effective shall continue to represent one issued share of stock of the surviving corporation.

          6. The share of AT-Delaware issued prior to the effective date of the merger shall, as of the effective date of the merger, be surrendered and extinguished.

          7. The merger of the terminating corporation with and into the surviving corporation shall be authorized in the manner prescribed by the Revised Statutes of the State of Nevada and by the Delaware General Corporation Law, and the Plan of Merger herein made and approved shall be submitted to the stockholders of the terminating corporation for their approval or rejection in the manner prescribed by the provisions of the Revised Statutes of the State of Nevada.

          8. In the event that the merger of the terminating corporation with and into the surviving corporation shall have been duly authorized in compliance with the Revised Statutes of the State of Nevada, and in the event that the Plan of Merger shall have been approved by the stockholders entitled to vote of the surviving corporation in the manner prescribed by the Delaware General Corporation Law, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Nevada and of the State of Delaware, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

          9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively, are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

                             EXHIBIT B

                    CERTIFICATE OF INCORPORATION

                                OF

                    ASSOCIATED TECHNOLOGIES, INC.

     The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

     FIRST:    The name of the corporation (hereinafter referred to
as the "Corporation") is Associated Technologies, Inc.

     SECOND:   The address, including street, number, city and
county of the registered office of the Corporation in the State of Delaware is 9 East Loockerman Street, City of Dover, County of Kent, 19901; and the name of the registered agent of the Corporation in the State of Delaware at such address is National Registered Agents, Inc.

     THIRD:    The nature of the business and the purpose to be
conducted and promoted by the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH:   The aggregate number of shares of stock which the
Corporation shall have the authority to issue is Twenty Five
Million (25,000,000) shares of Common Stock, $0.001 par value per share.

     FIFTH:    The name and the mailing address of the incorporator
is as follows:

               Jennifer D. Tilliss
               Werbel & Carnelutti
               711 Fifth Avenue
               New York, New York 10022

     SIXTH:    The Corporation is to have perpetual existence.

     SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all of the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     EIGHTH:   No director of the Corporation shall be liable to
the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended after October 16, 1997 to authorize corporate action further eliminating or limiting the personal liability of directors, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware.

     NINTH:    The Corporation shall, to the fullest extent
permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, judgments, fines, amounts paid in settlement, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification of expenses may be entitled under any by-laws, agreements, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     TENTH:    The Corporation reserves the right to amend, alter,
change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     ELEVENTH: In furtherance and not in limitation of the powers conferred by statute, the by-laws of the Corporation may be made, altered, amended or repealed by the stockholders of the Corporation or by a majority of the entire Board of Directors of the Corporation.


Signed:  October 16, 1997


                              /s/ Jennifer D. Tilliss
                              --------------------------------
                              Jennifer D. Tilliss
                              Sole Incorporator
                              711 Fifth Avenue
                              New York, New York 10022

                                        Exhibit C


                              BY-LAWS
                               OF
                    ASSOCIATED TECHNOLOGIES, INC.
                      (a Delaware corporation)

                            ARTICLE I

                            OFFICES

          Section 1.  Registered Office.   The registered office
shall be established and maintained at National Registered Agents, Inc., 9 East Loockerman Street, Dover, Delaware. National
Registered Agents, Inc. shall be the registered agent of this corporation in charge thereof.

          Section 2.  Other Offices.   The corporation may have
other offices, either within or without the State of Delaware, at such place or places as the Board of Directors may from time to time determine or the business of the corporation may require.

                            ARTICLE II

                    MEETING OF STOCKHOLDERS

          Section 1.  Annual Meetings.   Annual meetings of
stockholders for the election of directors and for such other business as may be stated in the notice of the meeting shall be held at such place, either within or without the State of Delaware, and at such time and date as the Board of Directors, by resolution, shall determine and as set forth in the notice of the meeting.

          Section 2.  Other Meetings.   Meetings of stockholders
for any purpose other than the election of directors may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting.

          Section 3.  Voting.   Each stockholder entitled to vote
in accordance with the terms of the Certificate of Incorporation and in accordance with the provisions of these By-Laws shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder, but not proxy shall be voted after three years from its date unless such proxy provides for a longer period. Upon the demand of any stockholder, the vote for directors and the vote upon any question before the meeting, shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of the State of Delaware.

          A complete list of the stockholders entitled to vote at the ensuing election, arranged in alphabetical order, with the address of each, and the number of shares held by each, shall be opened to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          Section 4.  Quorum.   Except as otherwise required by
law, by the Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority of the stock of the corporation entitled to vote shall constitute a quorum at all meetings of the stockholders. In case a quorum shall not be present at any meeting, a majority in interest of the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote shall be present.
At such adjourned meeting at which the requisite amount of stock entitled to vote shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those stockholders entitled to vote at the meeting as originally notice shall be entitled to vote at any adjournment or adjournments thereof.

          Section 5.  Special Meetings.   Special meetings of the
stockholders for any purpose or purposes may be called by the President or Secretary, or by resolution of the directors.

          Section 6.  Notice of Meetings.   Written notice, stating
the place, date and time of the meeting, and the general nature of the business to be considered, shall be given to each stockholder entitled to vote thereat at his address as it appears on the records of the corporation, not less than ten nor more than sixty days before the date of the meeting. No business other than that stated in the notice shall be transacted at any meeting without the unanimous consent of all the stockholders entitled to vote thereat.

          Section 7.  Action Without Meeting.   Unless otherwise
provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                           ARTICLE III

                            DIRECTORS

          Section 1.  Number and Term.   The number of directors of
the Corporation initially shall be three, but in no event shall the number of directors be less than one nor more than fifteen. The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his successor shall be elected and qualified. Directors need not be stockholders.

          Section 2.  Removal.   Any director or directors may be
removed either for or without cause at any time by the affirmative vote of the holders of a majority of all the shares of stock outstanding and entitled to vote, at a special meeting of the stockholders called for the purpose, and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the stockholders entitled to vote. A director elected to fill such vacancy shall serve for the remainder of the term of his predecessor.

          Section 3.  Increase of Number.   The number of directors
may be increased by amendment of these by-laws by the affirmative vote of a majority of the directors, though less than a quorum, or, by the affirmative vote of a majority in interest of the stockholders, at the annual meeting or at a special meeting called for that purpose, and by like vote the additional directors may be chosen at such meeting to hold office until the next annual election and until their successors shall have been elected and qualified.

          Section 4.  Powers.   The Board of Directors shall
exercise all of the powers of the corporation except such as are by law or by the Certificate of Incorporation of the corporation or by these By-Laws conferred upon or reserved to the stockholders.

          Section 5.  Committees.   The Board of Directors may, by
resolution or resolutions passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee or committees. The member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          Any such committee, to the extent provided in the resolution of the Board of Directors, or in these By-Laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority to amend the Certificate of Incorporation, to adopt an agreement of merger or consolidation, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, to recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution, or to amend the By-Laws of the corporation; and, unless the resolution, these By-Laws, or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

          Section 6.  Meetings.   The newly elected directors shall
hold their first meeting for the purpose of organization and the transaction of business, if a quorum be present, immediately after the annual meeting of the stockholders; or the time and place of such meeting may be fixed by consent in writing of all the directors.

          Regular meetings of the directors may be held without notice at such places and times as shall be determined from time to time by resolution of the directors.

          Special meetings of the Board may be called by the President or the Secretary on the written request of any two directors on at least two days' notice to each director and shall be held at such place or places as may be determined by the directors, or as shall be stated in the call of the meeting.

          Section 7.  Quorum.   A majority of the total number of
directors shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at the meeting which shall be so adjourned.

          Section 8.  Compensation.   Directors shall not receive
any stated salary for their services as directors or as members of committees, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

          Section 9.  Action Without Meeting.   Any action required
or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors, or of such committee as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or committee.

          Section 10. Participation by Conference Telephone. Members of the Board of Directors of the corporation, or any committee designated by such Board may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting shall constitute presence in person at such meeting.

                           ARTICLE IV

                           OFFICERS

          Section 1.  Officers.   The officers of the corporation
shall be a President, a Treasurer and a Secretary, all of whom shall be elected by the Board of Directors and who shall hold office until their successors are elected and qualified. In addition, the Board of Directors may elect a Chairman, one or more Vice Presidents and such Assistant Secretaries and Assistant Treasurers as they may deem proper. None of the officers of the corporation need be directors. The officers shall be elected at the first meeting of the Board of Directors after each annual meeting. More than two offices may be held by the same person.

          Section 2.  Other Officers and Agents.   The Board of
Directors may appoint such other officers and agents as it may deem advisable, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

          Section 3.  Chairman.   The Chairman of the Board of
Directors, if one be elected, shall preside at all meetings of the Board of Directors and he shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

          Section 4.  President.   The President shall be the chief
executive officer of the corporation and shall have the general powers and duties of supervision and management usually vested in the office of president of a corporation. He shall preside at all meetings of the stockholders if present thereat, and, in the absence or non-election of the Chairman of the Board of Directors, at all meetings of the Board of Directors, and shall have general supervision, direction and control of the business of the corporation. Except as the Board of Directors shall authorize the execution thereof in some other manner, he shall execute bonds, mortgages and other contracts on behalf of the corporation, and shall cause the seal to be affixed to any instrument requiring it and when so affixed the seal shall be attested by the signature of the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer.

          Section 5.  Vice-President.   Each Vice-President shall
have such powers and shall perform such duties as shall be assigned to him by the directors.

          Section 6.  Treasurer.   The Treasurer shall have the
custody of the corporate funds and securities and shall keep full and accurate account of receipts and disbursements in books belonging to the corporation. He shall deposit all monies and other valuables in the name and to the credit of the corporation in such depositaries as may be designated by the Board of Directors.

          The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, or the President, taking proper vouchers for such disbursements. He shall render to the President and Board of Directors at the regular meetings of the Board of Directors, or whenever they may request it, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board of Directors shall prescribe.

          Section 7.  Secretary.   The Secretary shall give, or
cause to be given, notice of all meetings of stockholders and directors, and all other notices required by law or by these By-Laws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the President, or by the directors, or stockholders, upon whose requisition the meeting is called as provided in these By-Laws. He shall record all the proceedings of the meetings of the corporation and of the directors in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the directors or the President. He shall have the custody of the seal of the corporation and shall affix the same to all instruments requiring it, when authorized by the directors or the President, and attest the same.

          Section 8.  Assistant Treasurers and Assistant
Secretaries.   Assistant Treasurers and Assistant Secretaries, if
any, shall be elected and shall have such powers and shall perform such duties as shall be assigned to them, respectively, by the directors.
                           ARTICLE V
                          MISCELLANEOUS

          Section 1.  Resignations.   Any director, member of a
committee or corporate officer may, provided the same would not result in a breach of any contract to which said person is a party, resign at any time. Such resignation shall be made in writing, and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

          Section 2.  Vacancies.   If the office of any director,
member of a committee or corporate officer becomes vacant, by reason of death, disability or otherwise, the remaining directors in office, though less than a quorum, by a majority vote may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

          Section 3.  Certificates of Stock.   Certificates of
stock, signed by the Chairman of the Board of Directors, or the President or any Vice President, and the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, shall be issued to each stockholder certifying the number of shares owned by him in the corporation. When such certificates are countersigned (1) by a transfer agent other than the corporation or its employee, or (2) by a registrar other than the corporation or its employee, the signatures of such officers may be facsimiles.

          Section 4.  Lost Certificates.   A new certificate of
stock may be issued in the place of any certificate theretofore issued by the corporation, alleged to have been lost or destroyed, and the directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representatives, to give the corporation a bond, in such sum as they may direct, not exceeding double the value of the stock represented by such certificate, to indemnify the corporation against any claim that may be made against it on account of the alleged loss of any such certificate, or the issuance of any such new certificate.

          Section 5.  Transfer of Shares.   The shares of stock of
the corporation shall be transferable only upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer the old certificates shall be surrendered to the corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, or to such other person as the directors may designate, by whom they shall be canceled, and new certificates shall thereupon be issued.
A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

          Section 6.  Stockholders Record Date.   In order that the
corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          Section 7.  Dividends.   Subject to the provisions of the
Certificate of Incorporation, the Board of Directors may, out of funds legally available therefor at any regular or special meeting, declare dividends upon the capital stock of the corporation as and when they deem expedient. Before declaring any dividend there may be set apart out of any funds of the corporation available for dividends, such sum or sums as the directors from time to time in their discretion deem proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends or for such other purposes as the directors shall deem conducive to the interests of the corporation.

          Section 8.  Seal.    The corporate seal shall be circular
in form and shall contain the name of the corporation, the year of its creation and the words "CORPORATE SEAL DELAWARE." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

          Section 9.  Fiscal Year.   The fiscal year of the
corporation shall be determined by resolution of the Board of Directors. In the absence of such determination, the fiscal year shall be the calendar year.

          Section 10. Checks. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation, and in such manner as shall be determined from time to time by resolution of the Board of Directors.

          Section 11. Notice and Waiver of Notice.   Whenever any
notice is required by these By-Laws to be given, personal notice is not meant unless expressly so stated, and any notice so required shall be deemed to be sufficient if given by depositing the same in the United States mail, postage prepaid, addressed to the person entitled thereto at his address as it appears on the records of the corporation, and such notice shall be deemed to have been given on the day of such mailing. Stockholders not entitled to vote shall not be entitled to receive notice of any meetings except as otherwise provided by statute.

          Whenever any notice whatever is required to be given under the provisions of any law, or under the provisions of the Certificate of Incorporation of the corporation or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                        ARTICLE VI
                      INDEMNIFICATION

          To the full extent permitted by law, the corporation may indemnify any person or his heirs, distributees, next of kin, successors, appointees, executors, administrators, legal representatives and assigns who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, domestic or foreign, against expenses, attorneys' fees, court costs, judgments, fines, amounts paid in settlement and other losses actually and reasonably incurred by him in connection with such action, suit or proceeding.

                           ARTICLE VII

                           AMENDMENTS

          These By-laws may be altered or repealed and By-Laws may be made at any annual meeting of the stockholders or at any special meeting thereof by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board of Directors, at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors.

     I HEREBY CERTIFY that the foregoing is a full, true and correct copy of the By-Laws of Associated Technologies, Inc., a Delaware corporation, as in effect on the date hereof.

     WITNESS my hand and seal of the Corporation.






                         /s/ Leonard N. McDowall
                         Leonard N. McDowall, Secretary

Dated: October 16, 1997

                         EXHIBIT D


               NEVADA REVISED STATUTES ANNOTATED
          Copyright (c) 1986-1993 by The Michie Company
               Copyright (c) 1995 by The Michie Company, a division of Reed Elsevier Inc. and Reed Elsevier Properties Inc.
                         All rights reserved.

     *** THIS SECTION IS CURRENT THROUGH THE 1995 SUPPLEMENT ***
               *** (SIXTY-EIGHTH (1995) SESSION) ***

     TITLE 7. BUSINESS ASSOCIATIONS; SECURITIES; COMMODITIES
          CHAPTER 92A.  MERGERS AND EXCHANGE OF INTEREST
                    RIGHTS OF DISSENTING OWNERS

               Nev. Rev. Stat. Ann. -- 92A.300 (1995)

-- 92A.300.    Definitions

     As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS
92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

-- 92A.305.    "Beneficial stockholder" defined

     "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

-- 92A.310.    "Corporate action" defined

     "Corporate action" means the action of a domestic corporation.

-- 92A.315.    "Dissenter" defined

     "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.410 to 92A.480, inclusive.

-- 92A.320.    "Fair value" defined

     "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

-- 92A.325.    "Stockholder" defined

     "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

-- 92A.330.    "Stockholder of record" defined

     "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

-- 92A.335     "Subject corporation" defined

     "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

-- 92A.340.    Computation of interest

     Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

-- 92A.350.    Rights of dissenting partner of domestic limited
partnership

     A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

-- 92A.360.    Rights of dissenting member of domestic limited-
liability company

     The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

-- 92A.370.    Rights of dissenting member of domestic nonprofit
corporation

     1. Except as otherwise provided in subsection 2 and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

-- 92A.380.    Right of stockholder to dissent from certain
corporate actions and to obtain payment for shares.

--   1.   Except as otherwise provided in NRS 92A.370 to 92A.390,
a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a) Consummation of a plan of merger to which the domestic corporation is a party:

               (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

               (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

          (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

          (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

-- 92A.390.    Limitations on right of dissent:  Stockholders of
certain classes or series; action of stockholders not required for plan of merger.

     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

               (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

                    (I)  The surviving or acquiring entity; or

                    (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by at least 2,000 holders of owner's interests of record; or

               (2) A combination of cash and owner's interest of the kind described in sub-paragraphs (I) and (II) of subparagraph
(1) of paragraph (b).

     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

-- 92A.400.    Limitations on right of dissent:  Assertion as to
portions only to shares registered to stockholder; assertion by beneficial stockholder.

     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

          (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

          (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

-- 92A.410.    Notification of stockholders regarding right of
dissent

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

     2. If the corporate action creating dissenters' rights is taken without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

-- 92A.420.    Prerequisites to demand for payment for shares

     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

          (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b) Must not vote his shares in favor of the proposed action.

     2. A stockholder who does not satisfy the requirements of subsection 1 is not entitled to payment for his shares under this chapter.

-- 92A.430.    Dissenter's notice:  Delivery to stockholders
entitled to assert rights; contents

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

-- 92A.440.  Demand for payment and deposit of certificates;
retention of rights of stockholder

     1.   A stockholder to whom a dissenter's notice is sent must:

          (a)  Demand payment;

          (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

          (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

-- 92A.450.    Uncertificated shares:  Authority to restrict
transfer after demand for payment; retention of rights of stockholder

     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

-- 92A.460.    Payment for shares:  General requirements

     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a) Of the county where the corporation's registered office is located; or

          (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

     2.   The payment must be accompanied by:

          (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

          (b) A statement of the subject corporation's estimate of the fair value of the shares;

          (c)  An explanation of how the interest was calculated;

          (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

          (e)  A copy of NRS 92A.300 to 92A.500, inclusive.

-- 92A.470. Payment for shares: Shares acquired on or after date of dissenter's notice

     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as of the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

-- 92A.480.    Dissenter's estimate of fair value:  Notification of
subject corporation; demand for payment of estimate

     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

-- 92A.490.    Legal proceeding to determine fair value:  Duties of
subject corporation; powers of court; rights of dissenter

     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares.
All parties must be served with a copy of the petition.
Nonresidents may be served by registered or certified mail or by publication as provided by law.

     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

-- 92A.500. Legal proceeding to determine fair value: Assessment of costs and fees

     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

          (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

          (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                           EXHIBIT E

                    Associated Technologies
                        1204 Third Avenue
                           Suite 172
                    New York, New York 10021


November    , 1997

To our Shareholders:

Pleased be advised that on October 27, 1997, the Board of Directors of Associated Technologies (the "Company") by unanimous written consent, and the shareholders of the Company by majority written consent, approved a proposal to change the Company's state of incorporation to Delaware by means of a merger of the Company into Associated Technologies, Inc., a Delaware corporation (the "Merger"), which is a wholly-owned Delaware subsidiary of the Company formed solely for that purpose.

Pursuant to the Nevada Revised Statutes, you have the right to dissent from the Merger and to obtain the fair value of the shares of Common Stock held by you.

If you wish to exercise your right to dissent, you must follow the procedure set forth below:

1. You must send your payment demand to Associated Technologies, 1204 Third Avenue, Suite 172, New York, New York 10021 by the date Thirty (30) days from the date that you receive this notice.

2. Your certificates representing shares of Common Stock of the Company, if any, must be deposited with the Company's transfer agent and registrar, American Stock Transfer and Trust
     Company, 40 Wall Street, New York, New York 10005.

3.   Attached hereto is a form for demanding payment.

4. Attached hereto is a copy of Chapter 92A.300 to 92A.500 of the Nevada Revised Statutes.

     ASSOCIATED TECHNOLOGIES
     a Nevada corporation

  by:
     -------------------------
     Leonard N. McDowall
     Secretary

                    FORM FOR DEMANDING PAYMENT


1.   Name of shareholder:

2.   Number of shares:

3. The terms of the proposed Merger were first announced to Shareholders on November ___, 1997:

CHECK ONE

[ ] I/we hereby certify that I/we acquired beneficial ownership of such shares before the date specified in paragraph 3 above.

[ ] I/we hereby certify that I/we acquired beneficial ownership of such shares after the date specified in paragraph 3 above.

Date:

Signed:


----------------------------

                                                       EXHIBIT F



               Form 10-K for Year Ended
                   December 31, 1995

          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                         FORM 10-K
(Mark One)
[X]  ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]
     For the fiscal year ended DECEMBER 31, 1995

                              OR

[ ]  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]
     For the transition period from              to             .

               Commission File number: 33-55254-45

                    ASSOCIATED TECHNOLOGIES
                    -----------------------
          (Exact name of registrant as specified in charter)

          NEVADA                            87-0485306
     -------------------                -------------------
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)          Identification No.)

1204 THIRD AVENUE, SUITE 172, NEW YORK NY      10021
-----------------------------------------    ----------
(Address of principal executive offices)     (Zip Code)

     Issuer's telephone number, including area code: (212) 988-0394

     Securities registered pursuant to section 12(b) of the Act:
                              NONE

     Securities registered pursuant to section 12(g) of the Act:
                              NONE

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]  No [ ]

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

As of January, 1996, there is no aggregate market value of the voting stock held by non-affiliates of the registrant.

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date.

          Class                  Outstanding as of January 10, 1996
     --------------------     ---------------------------------
       $0.001 PAR VALUE               1,020,000 SHARES
     CLASS A COMMON STOCK

               DOCUMENTS INCORPORATED BY REFERENCE
                            None

                              PART I

                         ITEM 1. BUSINESS

The Company was incorporated under the laws of Nevada on August 9, 1990 and is in the developmental stage. Its operations to date have been limited to the sale of shares to Capital General Corporation and CIFC Investments Pty Limited and the gifts of shares to the giftees. The Company's operations to January 1996 have been limited to the process of investigating potential business ventures which, in the opinion of management, will provide a source of eventual profit to the Company. Such involvement may take many forms, including the acquisition of an existing business or the acquisition of assets to establish subsidiary businesses.

Coincident with a change in control in January 1996, the Company raised $100,000 through the private placement of 20,000 restricted shares at $5.00 each to raise initial working capital for the Company. The Company intends to utilize these funds to explore opportunities for the acquisition of technology based companies looking to list in the United States.

At the time of preparation of this document the Company is involved in negotiations for the acquisition of an Australian based international radio technology business which are anticipated to close within the next 4-6 weeks. There can, however, be no assurance given that the negotiations will be concluded successfully, or that even if the Company acquires the target business, that it will be profitable.

Industry Narrative
------------------

The Company's stated industry target is the technology industry, particularly concentrating on businesses with a USA/Australasia-Pacific focus. The Company anticipates encountering significant competition both in locating suitable businesses due to competition from companies in similar positions, and having acquired a business, in bringing the Company to profits.

Employees
---------

The Company has no salaried employees. The services of experienced banking and administrative personnel, who handle the day to day business activities of the Company and maintain its books and records, are provided to the Company under management services agreements with affiliated entities (See Item II - "Executive Compensation")

Offices
-------

The Company maintains a registered office at 1800 East Sahara, Suite 107, Las Vegas, Nevada 89104 USA (See Item 2 - "Properties")

The Company maintains an administrative office at 1204 Third
Avenue, Suite 172, New York NY 10021 USA (See Item 2 -
"Properties")

The Company maintains an Australasia-Pacific office at Level 2, 55 Hunter Street, Sydney NSW 2000 Australia (See Item 2 -
"Properties")

                    ITEM 2. PROPERTIES

The Company owns no properties and utilizes space on a rent-free basis in the office of its principal shareholder, All Capital Funds Pty Limited. This arrangement is expected to continue until such earlier time as the Company becomes involved in a business venture which necessitates its relocation, as to which no assurance can be given. The Company has no agreements with respect to the maintenance or future acquisition of office facilities, however, if a successful merger/acquisition is negotiated, it is anticipated that the office of the Company will be moved to that of the acquired company.

                  ITEM 3. LEGAL PROCEEDINGS
None.

     ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

No matter was submitted to the Company's security holders for a vote during the fiscal year ending December 31, 1995.

                           PART II

     ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
                     STOCKHOLDERS MATTERS

There currently is not a trading market for the Company's $.001 par value common stock nor has there been a trading market for the Company's stock since its inception.

As of January 1996, there were 379 record holders of the Company's common stock. The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

               ITEM 6. SELECTED FINANCIAL DATA

                    Associated Technologies
                    Summary of Operations
                        December 1995

                       1995      1994      1993      1992     1991

Total Assets            0         0         0         0        0

Revenues                0         0         0         0        0

Operating               0         0         0         0        0
  Expenses

Net Earnings            0         0         0         0        0
  (Loss)


Per Share Data          0         0         0         0        0
  Earnings (Loss)


Average Common   1,000,000 1,000,000 1,000,000  1,000,000 1,000,000
  Shares Outstanding


          ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN
                            OF OPERATION

General
-------

Until January 1996, following the raising of $100,000 through the sale of restricted stock, the Company has yet to engage in business of any kind. Accordingly a comparison of prior years with the current period and the year ended December 31, 1995 is not conducive to an understanding of the Company's operations. The Company's future lies in merging technology assets and businesses under the Company's umbrella, however this does not assure the Company's future earnings potential.

Financial Position
------------------

As of December 31, 1995 the Company had no assets or liabilities.
Following the sale of stock reported on January 10, 1996, the Company has available funds of $ 100,000 with which it proposes to explore business opportunities in the technology area.

Ability of the Company to Continue
----------------------------------

The Company may seek additional capital from sources identified as having an interest in the technology sector. Management may also obtain equity funding through the sale of the Company's securities, although there is no assurance that the Company will be able to obtain this capital, and, if obtained, on what terms and in a timely manner.


        ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

See ITEM 14.


     ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
               ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.


                         PART III

     ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following table shows the positions held by the Company's officers and directors. The directors will serve until their successors have been elected and have qualified.

     Name                       Age        Position

     Neil Alan GREEN            38         President & CEO Chairman

     David Spenser STEVENS      70         Director & CFO Secretary
                                            & Treasurer

Neil Alan Green - President, CEO, Director.

Mr. Green is an experienced public company director and company secretary, having been involved in the Stock Exchange listing and financial management of a wide variety of Australian companies over the past ten years. He is currently, or has been, a director and/or secretary of several listed Australian companies including Walhalla Mining CO.NL, Magnet Group Limited, Fundamental Golf & Leisure Limited, and Quiktrack Networks Limited.

Mr. Green is a qualified accountant and member of the Australian
Society of CPA'S. He is 38 years old, born in Sydney, Australia with knowledge of and experience with Australian and US Securities Laws and Stock Exchange requirements.

He is a director and founding partner of All Capital Funds Pty
Limited, an investment banking business and Nighthawk Capital Inc., ACF's USA listed holding company.

David Spenser Stevens - Independent Director Finance.

David Stevens is a Chartered Accountant, and was a partner in a major accountancy firm in the city of London before moving to Australia with his family in 1965.

Since then he has worked as financial controller and as director/company secretary in a wide variety of businesses, including merchant banking, mining, primary industry, transport and property development.

He currently works as an independent consultant and arts administrator, and is a director of Hutchison Telecoms (the
Australian subsidiary of the Hutchison Whampoa Group of Hong Kong).

Mr. Stevens is a director of All Capital Funds Pty Limited and a director of Nighthawk Capital Inc, ACF's USA listed holding company.

               ITEM 11.  EXECUTIVE COMPENSATION

The Company has made no arrangements for the remuneration of its officers and directors, except that they will be entitled to receive reimbursement for actual, demonstrable out-of-pocket expense, including travel expenses if any, made on the Company's behalf in the investigation of business opportunities. No remuneration has been paid to the Company's officers or directors prior to the filing of this form. There are no agreements or understandings with respect to the amount or remuneration that officers and directors are expected to receive in the future. Management takes no salaries from the Company and does not anticipate receiving any salaries in the foreseeable future. No present prediction or representation can be made as to the compensation or other remuneration which may ultimately be paid to the Company's management, since, upon the successful consummation of a business opportunity, substantial changes may occur in the structure of the Company and its management. At such time, contracts may be negotiated with new management requiring the payment of annual salaries or other forms of compensation not which cannot presently be anticipated. Use of the term "new management" is not intended to preclude the possibility that any of the present officers or directors of the Company might be elected to serve in the same or similar capacities upon the Company's decision to participate in one or more business opportunities.

All Capital Funds and the Company's management may benefit directly or indirectly by payments of consulting fees, payment of finders fees to others from All Capital Funds' consulting fees, sales of insiders' stock positions in whole or in part to the private company, the Company or management of the Company, or through the payment of salaries, or any other methods of payments through which insiders or current investors receive funds, stock, other assets or anything of value whether tangible or intangible. There are no plans, proposals, arrangements or understandings with respect to the sale of additional securities to affiliates, current shareholders or other prior to the location on a business opportunity.

     ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                         AND MANAGEMENT

The following table sets forth, as of January 10, 1996, information regarding the beneficial ownership of shares by each person known by the Company to own beneficially, more than 5% or more of the outstanding shares by each of the directors and by the officers and directors as a group.

Title     Name and Address of           Amount and Nature   Percent
of        Beneficial Owner              of Beneficial       of
Class                                     Ownership           Class

Common    All Capital Funds Pty         250,000 shares       24.50%
            Limited
          Level 2, 55 Hunter Street,
          Sydney NSW 2000
          Australia

Common    David R. Yeaman               192,000 shares       18.82%
          3098 S. Highland Drive
          Suite 460
          Salt Lake City, Utah 84106
          USA

Common    Korley Limited                156,250 shares       15.30%
          Suite 1104, 11th Floor
          6-8 Pottinger Street
          Central Hong Kong

Common    Beleggingsmaatschappij        168,000 shares       16.50%
            Groeigarant AW
          Dominicanessenstraat 22
          Orajestad, Aruba

Common    CIFC Investments Pty Limited  113,750 shares       11.20%
          Level 5, 151 Macquarie Street
          Sydney NSW 2000
          Australia

Common    Neil Alan Green (1)           250,000 shares       24.50%
          100 Nh NE Street,
          Oatley NSW 2223
          Australia

Common    David Spenser Stevens (1)     250,000 shares       24.50%
          10 Western Avenue
          North Manly NSW 2100
          Australia

Common    All Officers and Directors    250,000 shares       24.50%
          as a Group (1)

(1)  Shares of record beneficially owned by All Capital Funds Pty
     Limited, of which Directors Neil Alan Green and David Spenser Stevens are also Directors.

     ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No officer, director, nominee for election as a director, or associate of such officer, director or nominee is or has been in debt to the Company during the last fiscal year. However, the Company's officers, directors and major shareholder have made an oral undertaking to make loans to the Company in amounts sufficient to enable it to satisfy its reporting requirements and other obligations incumbent on it as a public company, and to commence, on a limited basis, the process of investigating possible merger and acquisition candidates. The Company's status as a publicly-held corporation may enhance its ability to locate potential business ventures. The loans will be interest free and are intended to be repaid at a future date if or when the Company shall have received sufficient funds through any business acquisition. The loans are intended to provide for the payment of filing fees, professional fees, printing and copying fees and other miscellaneous fees.

     ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND
                    REPORTS ON FORM 8-K

Financial Statements and Financial Statement Schedules
------------------------------------------------------

Financial Statements - December 31, 1995, 1994 and 1993

Reports on form 8-K
-------------------

None

                         SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 25, 1996


ASSOCIATED TECHNOLOGIES


By:  S\ Neil Alan Green
     -----------------------------------
     Neil Alan Green, President, CEO & Director


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


S\ Neil Alan Green       President, CEO &         January 25, 1996
------------------------ Director
Neil Alan Green


S\ David Spenser Stevens Treasurer & CFO          January 25, 1996
------------------------ Secretary & Director
David Spenser Stevens

                         SMITH & COMPANY
                    CERTIFIED PUBLIC ACCOUNTANTS

MEMBERS OF:                             CRANDALL BUILDING SUITE 700
AMERICAN INSTITUTE OF                   10 WEST 100 SOUTH
  CERTIFIED PUBLIC ACCOUNTANTS          SALT LAKE CITY, UTAH 84101
UTAH ASSOCIATION OF                     TELEPHONE: (801) 575-8297
  CERTIFIED PUBLIC ACCOUNTANTS          FACSIMILE: (801) 575-8306


                    INDEPENDENT AUDITOR'S REPORT

Board of Directors
Associated Technologies (A Development Stage Company)

We have audited the accompanying balance sheets of Associated Technologies (a development stage company) as of December 31, 1995 and 1994, and the related statements of operations, changes in stockholders' equity, and cash flows for the years ended December 31, 1995, 1994 and 1993 and for the period of August 9, 1990 (date of inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Associated Technologies (a development stage company) as of December 31, 1995 and 1994 and the results of its operations, changes in stockholders' equity and its cash flows for the years ended December 31, 1995, 1994 and 1993 and for the period of August 9, 1990 (date of inception) to December 31, 1995 in conformity with generally accepted accounting principles.



                              CERTIFIED PUBLIC ACCOUNTANTS


Salt Lake City, Utah
January 10, 1996

                    ASSOCIATED TECHNOLOGIES
                  (A Development Stage Company)
                        BALANCE SHEETS


                                     12/31/95            12/31/94
                                     --------            --------
    ASSETS
    ------
CURRENT ASSETS
 Cash in bank                     $       - 0 -       $     - 0 -
                                  -------------       -----------

         TOTAL CURRENT ASSETS             - 0 -             - 0 -
                                  -------------       -----------

                                  $       - 0 -       $     - 0 -
                                  =============       ============
   LIABILITIES & EQUITY
   --------------------
CURRENT LIABILITIES
   Accounts payable               $       - 0 -       $     - 0 -
                                  -------------       ------------

        TOTAL CURRENT LIABILITIES         - 0 -             - 0 -


STOCKHOLDERS' EQUITY
  Common Stock $.001 par value:
  Authorized - 25,000,000 shares
  Issued and outstanding
  1,000,000 shares                      1,000               1,000
Deficit accumulated during
the development stage                  (1,000)             (1,000)
                                  -------------       -------------

       TOTAL STOCKHOLDERS' EQUITY         - 0 -             - 0 -
                                  -------------       -------------

                                 $        - 0 -       $     - 0 -
                                  =============       =============






See Notes to Financial Statements.

                    ASSOCIATED TECHNOLOGIES
                  (A Development Stage Company)
                    STATEMENTS OF OPERATIONS


                                                          8/9/90
                     Year         Year       Year         (Date of
                     ended       ended      ended     inception) to
                   12/31/95    12/31/94    12/31/93      12/31/95

Net sales         $   - 0 -   $   - 0 -   $   - 0 -    $    - 0 -
Cost of sales         - 0 -       - 0 -       - 0 -         - 0 -
                  ---------   ---------  ----------    ----------

   GROSS PROFIT       - 0 -       - 0 -       - 0 -         - 0 -

General &
administrative
expenses              - 0 -       - 0 -       - 0 -         1,000
                 -----------   ---------  ----------    ----------

   NET LOSS      $    - 0 -    $  - 0 -   $   - 0 -     $  (1,000)
                 ===========   =========  ==========    ==========

Net income
(loss) per
weighted
average share    $    .00      $   .00    $    .00
                 ===========   =========  ==========

Weighted average
number of common
shares used to
compute net
income (loss) per
weighted average
share             1,000,000   1,000,000   1,000,000
                 ===========   =========  ==========









See Notes to Financial Statements.

                    ASSOCIATED TECHNOLOGIES
                  (A Development Stage Company)
            STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY


                                                        Deficit
                                                      Accumulated
                             Common Stock               During
                           Par Value $0.001           Development
                           Shares      Amount            Stage

Balances at 8/9/90
(Date of inception)        - 0 -       $   - 0 -       $     - 0 -
Issuance of common
stock (restricted)
at $.001 per share
at 8/9/90              1,000,000           1,000             - 0 -
Net loss for period                                        (1,000)
                       ---------       ----------      ------------

Balances at 12/31/90   1,000,000           1,000           (1,000)
Net income for year                                          - 0 -
                       ---------       ----------      ------------

Balances at 12/31/91   1,000,000           1,000           (1,000)
Net income for year                                          - 0 -
                       ---------       ----------      ------------

Balances at 12/31/92   1,000,000           1,000           (1,000)
Net income for year                                          - 0 -
                       ---------       ----------      ------------

Balances at 12/31/93   1,000,000           1,000           (1,000)
Net income for year                                          - 0 -
                       ---------       ----------      ------------

Balances at 12/31/94   1,000,000           1,000           (1,000)
Net income for year                                          - 0 -
                       ---------       ----------      ------------

Balances at 12/31/95   1,000,000           1,000           (1,000)
                       =========       ==========      ============





See Notes to Financial Statements.

                    ASSOCIATED TECHNOLOGIES
                  (A Development Stage Company)
                    STATEMENTS OF CASH FLOWS
                                                          8/9/90
                     Year         Year       Year        (Date of
                     ended       ended      ended     inception) to
                     12/31/95    12/31/94   12/31/93    12/31/95

OPERATING ACTIVITIES
Net income (loss)   $   - 0 -   $   - 0 -   $   - 0 -   $  (1,000)
Adjustments to
reconcile net
income (loss) to
cash used by
operating
activities              - 0 -       - 0 -       - 0 -        - 0 -
                    ---------   ---------   ----------  ----------
NET CASH USED
BY OPERATING
ACTIVITIES          $   - 0 -   $   - 0 -   $   - 0 -   $  (1,000)

INVESTING
ACTIVITIES          $   - 0 -   $   - 0 -   $   - 0 -   $    - 0 -
                    ---------   ---------   ----------  ----------
NET CASH USED
BY OPERATING
ACTIVITIES          $   - 0 -   $   - 0 -   $   - 0 -   $    - 0 -

FINANCING ACTIVITIES
Proceeds from sale
of common stock     $   - 0 -   $   - 0 -   $   - 0 -   $   1,000
                    ---------   ---------   ----------  ----------
NET CASH PROVIDED
BY FINANCING
ACTIVITIES          $   - 0 -   $   - 0 -   $   - 0 -   $   1,000
                    ---------   ---------   ----------  ----------
INCREASE IN CASH AND
CASH EQUIVALENTS    $   - 0 -   $   - 0 -   $   - 0 -   $    - 0 -
Cash and cash
equivalents at
beginning of year   $   - 0 -   $   - 0 -   $   - 0 -   $    - 0 -
                    ---------   ---------   ----------  ----------
CASH AND CASH
EQUIVALENTS AT END
OF YEAR             $   - 0 -   $   - 0 -   $   - 0 -   $    - 0 -
                    =========   =========   ==========  ==========

See Notes to Financial Statements.

                    ASSOCIATED TECHNOLOGIES
                 (A Development Stage Company)
                 NOTES TO FINANCIAL STATEMENTS
                      December 31, 1995


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

          Accounting Methods:
          ------------------
          The Company recognizes income and expenses based on the accrual method of accounting.

          Dividend Policy:
          ---------------
          The Company has not yet adopted any policy regarding payment of dividends.

          Income Taxes:
          ------------
          The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized. Since the Company has not yet realized income as of the date of this report, no provision for income taxes has been made.

          In February, 1992, the Financial Accounting Standards Board adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which supersedes substantially all existing authoritative literature for accounting for income taxes and requires deferred tax balances to be adjusted to reflect the tax rates in effect when those amounts are expected to become payable or refundable. The Statement was applied in the Company's financial statements for the fiscal year commencing January 1, 1993. At December 31, 1995 a deferred tax asset has not been recorded due to the Company's lack of operations to provide income to use the net operating loss carryover of $1,000 which will expire December 31, 2005.

NOTE 2:   DEVELOPMENT STAGE COMPANY
          The Company was incorporated under the laws of the State of Nevada on August 9, 1990 and has been in the development stage since incorporation.

NOTE 3:   CAPITALIZATION
          On the date of incorporation, the Company sold 1,000,000 shares of its common stock to Capital General Corporation for $1,000 cash for an average consideration of $.001 per share. The Company's authorized stock includes 25,000,000 shares of common stock at $.001 par value.

NOTE 4:   RELATED PARTY TRANSACTIONS
          The Company neither owns or leases any real property. Office services are provided, without charge, by Capital General Corporation. Such costs are immaterial to the financial statements, and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 5:   SUBSEQUENT EVENTS
          Subsequent to December 31, 1995, the Company had a change in control and a chance of officers and directors. The
          Company is currently seeking new business ventures to operate.

                                                       Exhibit G



                         Form 10-K for Year Ended
                            December 31, 1996

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 10-K

(Mark one)
[X]  Annual Report Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934
     For the fiscal year ended December 31, 1996

                                       OR

[ ]  Transition Report Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934
     For the transition period from           to

                       Commission File Number 33-55254-45

                             ASSOCIATED TECHNOLOGIES
             (Exact name of registrant as specified in its charter)

          NEVADA                               87-0485306
-------------------------------    --------------------------------
(State or other jurisdiction of           (I.R.S. Employer
incorporation or organisation)            Identification No.)

1204 THIRD AVENUE, SUITE 172 NEW YORK, NY               10021
-------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)

Issuer's telephone number, including area code:(212) 988-0394

Securities registered pursuant to section 12(b) of the Act: NONE

Securities registered pursuant to section 12(g) of the Act: NONE

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. [X] Yes [ ] No

Indicate by check mark if disclosure of delinquent filers in response to Item 40 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [X]

As of April 10, 1997 the aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold or the average bid and ask price of such stock was $3,463,650

Indicate the number of shares outstanding of each of the registrant's classes of common stock, as of the latest practicable date.

                                             Outstanding as of
           Class                               March 5, 1997
-------------------------------------------------------------------
$0.001 PAR VALUE CLASS A COMMON STOCK             2,148,000


                       DOCUMENTS INCORPORATED BY REFERENCE
                                      None

                                     PART I

-------------------------------------------------------------------
                         ITEM 1. DESCRIPTION OF BUSINESS
-------------------------------------------------------------------

Corporate Strategy

Associated Technologies ("ASCT") was originally incorporated on the 9th of August 1990 under the laws of the State of Nevada. A subsequent change in control of the company and the appointment of a new board of directors occurred on the 10th of January 1996.

On that date, ASCT entered into an investment banking agreement with Sydney investment banker First Sydney Capital Limited, with the intent to acquire specialist technology companies with existing interests and growth strategies in the substantial markets of Asia and the Pacific Basin.

The Pacific Rim countries are the fastest growing economies in the world. These include Australia and New Zealand, the "Tiger" economies of South East and North East Asia, several NIE's (newly industrialising countries) and the NAFTA countries (North American Free Trade Association).

Rapid growth in these countries has led to a demand for advanced technology and products to establish or enhance telecommunications infrastructure, of which broadcasting systems are an important component.

The business of NASD OTC Bulletin Board listed company ASCT, is the identification and acquisition of technological assets which are undervalued in their country of origin and which, by accessing the US capital markets and Pacific Rim consumer end-markets, can generate substantial shareholder wealth.

Ogenic Technologies Pty Ltd ("Ogenic") is a wholly owned subsidiary of ASCT and represents the first acquisition of assets which will be used to profit from high growth, Pacific Rim telecommunications, information technology, broadcast and commercial entertainment markets.

General
----------

On 28th June, 1996, the company acquired all of the issued and outstanding capital of Ogenic, an Australian based operating company which develops and manufactures both analogue and digital radio broadcasting equipment and software. Ogenic was acquired following the completion of a creditor protection administration (the Australian equivalent of chapter XI re-organisation) controlled by Ernst & Young. The acquisition was funded by and promoted by Chancellor Group Inc. with First Sydney Capital.

Subsequent to the appointment of the Administrator, Ogenic sought legal redress against the former directors of the company for breaches of fiduciary duty which were instrumental in causing Ogenic's liquidity problems. Ogenic has since been awarded judgment against these directors in all 10 pleas sought and compensation has been paid by the directors and applied against the costs of the action.

The Company's immediate future is its investment in Ogenic
Technologies, which is developing digital sound solutions and products and in bringing these products to the market progressively over the next 2 years.

As stated in the June quarter report, Ogenic had obtained approval from the Industry Research and Development Board for funding via an R&D syndication. This first syndication was bought to a close by a change of government policy which abolished existing tax concessions. As a result of significant lobbying of members of the Australian Parliament the syndication proposals of Ogenic were reinstated. A successful outcome will result in funding of US$1.7 million for research and development over the next two years.

In addition and separate to the above, Ogenic has commenced the preparation of an information memorandum to raise US $4.8 million by means of an Australian tax effective investment structure. The fundraiser for this project is Main Camp Limited who are also shareholders of AT. Main Camp Limited have raised US $200 million under such structures since 1995. Under this program the first tranche of funding is due in the first week of July 1997. The investors will receive a return by means of a royalty on product sales developed under this funding program.

Future Development - OGENIC TECHNOLOGIES PTY LTD - ASCT's First
Acquisition

Ogenic has held a strong position in the Australian marketplace for over 21 years and in recent times, it has expanded into Asia with its first sales into Singapore and Hong Kong.

Ogenic plans to focus its broadcast industry expansion towards the developing Asian markets such as China, India, Philippines, Thailand and Indonesia which require traditional robust audio broadcasting products. Using a digital product range, Ogenic plans to enter the more sophisticated and competitive markets in Asia such as Singapore and Hong Kong and then expand into Europe and the USA.

As mentioned above, Ogenic has embarked upon an R&D program to upgrade its existing computerised station management products into a range of all digital audio broadcasting products to be known as the Virtual Interactive Radio Station ("VIRS"). The first of these products is Virtuoso(TM), a state of the art PC playout system.

Virtuoso(TM) is to be sold as a stand-alone product and will also form a module within the suite of VIRS products. The VIRS product range is expected to be the first fully integrated, all digital radio station to include DAB-FootNot1- capability, Internet connection for sales, rental and broadcasting of sound files, automatic listener voice interactive modules and extensive systems management software.

From the development of the VIRS product range, additional products are planned for use as audio-on-demand distribution hubs and fully automated multi-service playout systems for the entertainment industry.

With this digital product range, Ogenic will enter Australia and the more sophisticated and commercial markets in Asia (such as Singapore and Hong Kong) and then expand into the USA and Europe. Technology upgrades for existing radio stations in these countries from AM/FM equipment to "DAB" and station management systems, are expected to be in the region of US $1.7 billion over the following 10 years.

New Products For New Market Places
-----------------------------------

Ogenic plans to expand its software range to suit the requirement of the hotel and commercial entertainment industries. Such modifications are considered technically minor and early market entry could occur by the last quarter of 1997. Market penetration is due to commence in Australia followed by the US and Europe. Preliminary estimates of market size for these applications of Ogenic's products and associated hardware, are $8.32 -Footnot 2-billion per annum. Accepting the newness of these products, Ogenic's estimates of the total qualified market size from 1997 to 2001, indicate the said market capital expenditure of US $330 million.

Ogenic Staff
-------------

Ogenic has a team of 30 people, the majority of whom are in their 30's. This team is projected to expand to 40 full time staff over the next three years, with contractors adding an extra 20 during peak R&D periods.

--------
1    Digital Audio Broadcasting
2 Based on Ogenic's business plan growth strategy of technology ranging from 4 years in Australia and the USA, to 15 years in less developed countries.

Ogenic Facilities
--------------------

Ogenic has a 5 year lease on an office and production facility of 15,780 square feet on 2.77 acres of land near the international airport in Perth, Western Australia. This represents an adequate area for Ogenic's requirements over this period.

Corporate Objectives
----------------------

Ogenic's corporate objectives are as follows:

- Target the high growth Pacific Rim telecommunications, broadcasting commercial entertainment markets.
- Access the US capital markets which have become global in scope.
- Use the convergence of telecommunications, information technology and broadcast technologies to redesign existing product and produce and market systems integration products.
- To facilitate the sale or rental of sound files to commercial and consumer end-users via the Internet and Cable mediums.
- To be a market focused and innovative developer of software for the broadcast and entertainment industries.
-    To achieve strong and consistent corporate growth.

For further information review www.ogenic.com.au

Industry Narrative
-------------------

The Company's stated industry target is the technology industry, particularly concentrating on businesses with a USA/Australasia-Pacific focus. The Company anticipates encountering significant competition both in locating other suitable businesses due to competition from companies in similar positions, and having acquired additional businesses in bringing the company to a profitable status.

Employees
------------

Associated Technologies has no salaried employees. The services of experienced banking and administrative personnel, who handle the day to day business activities of the Company and maintain its books and records, are provided to the Company by related parties (See Item 11 - "Executive Compensation").

Offices
-----------

The company maintains a registered office at 1800 East Sahara, Suite 107, Las Vegas, Nevada 89104 USA (See Item 2 - "Properties").

The Company maintains an administrative office at 1204 Third
Avenue, Suite 172, New York NY 10021 USA (See Item 2 -
"Properties").

The Company maintains an Australasian-Pacific office at Level 5,
151 Macquarie Street, Sydney NSW 2000 Australia (See Item 2 -
"Properties").

Ogenic maintains offices and manufacturing facilities at 34 Great
Eastern Highway, South Guildford, Western Australia.

-------------------------------------------------------------------
                       ITEM 2. PROPERTIES
-------------------------------------------------------------------

The Company owns no properties and utilises space on a rent-free basis in the office of one of its principal shareholders, First Sydney Capital. This arrangement is expected to continue for the foreseeable future. The Company has no agreements with respect to the maintenance or future acquisition of office facilities, however, following the successful acquisition of Ogenic, it is anticipated that the office of the Company will be moved in the medium term.

------------------------------------------------------------------
                        ITEM 3. LEGAL PROCEEDINGS
------------------------------------------------------------------

None.

------------------------------------------------------------------
ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS
-------------------------------------------------------------------

No matter was submitted to the Company's security holders for a vote during the fiscal year ending December 31, 1996.

------------------------------------------------------------------
ITEM 5. MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED
          STOCKHOLDERS MATTERS
-------------------------------------------------------------------

The Company's $0.001 par value common stock commenced trading in July 1996.

As of February 1997, there were 400 record holders of the Company's common stock. The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

The trading market for the Company's $.001 par value common stock commenced in July 1996 on the NASDAQ Bulletin Board. In the period between commencement of trading and April 1997 the shares have traded in the range of $0.50 to $7.50.

The information below was provided by brokers and does not necessarily represent prices of actual sales of the Company's common stock, nor does it take into account any brokerage discounts, commissions, or fees.

Quarter          High Bid       High Ask      Low Bid      Low Ask
-----------    -----------    ----------    ---------    ---------
 First 1996    $       .00    $      .00    $     .00    $     .00
 Second 1996           .00           .00          .00          .00
 Third 1996           7.00          7.50          .00          .00
 Fourth 1996          7.00          7.50         3.00        3.375

------------------------------------------------------------------
                         ITEM 6. SELECTED FINANCIAL DATA
-------------------------------------------------------------------

                         Associated Technologies
                         Summary of Operations
                               December 1996


               1996       1995     1994      1993         1992
             ---------  -------   -------  --------      -------

Total Assets   1,260,850    0        0         0            0
Revenues         459,883    0        0         0            0
Operating
 Expenses      1,785,631    0        0         0            0
Net Earnings
 (Loss)      (2,644,052)    0        0         0            0

Per Share Data
 Earnings (Loss)  (1.88)    0        0         0            0

Average Common
 Shares       1,409,414  1,000,000  1,000,000  1,000,000  1,000,000
Outstanding


------------------------------------------------------------------
ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION
-------------------------------------------------------------------

Financial Position

As of December 31 1996, the company had total assets of $1.26 million. These assets exclude goodwill of $845,012 representing the excess of liabilities over assets acquired by the company when purchasing Ogenic. This goodwill on acquisition has been written off in the year. However, total assets does include $750,000 in prepaid expenses relating to the proposed US $4.8 million funded R & D program. Current liabilities consisting of accounts payable and accrued liabilities are approximately $573,321 and other liabilities of approximately $500,321 relate to loans advanced to the company or its subsidiary by shareholders.

Ability of the Company to Continue
-------------------------------------

At the date of this report, funding for the Company's immediate needs is being negotiated through a US based merchant bank and is expected to be finalised within the next few weeks.

Funding for Ogenic's various R&D and commercialisation projects are expected to be forthcoming from private investors under two separate funding programs. Sales generated from the company's existing and newly developed project range are expected to be cash positive and provide additional working capital finance.

It is not intended at this stage that any further funds will be sought from the market.

------------------------------------------------------------------
ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
------------------------------------------------------------------

See ITEM 14.

-------------------------------------------------------------------
ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
-------------------------------------------------------------------

On April 10, 1997 the Company's prior auditors, Smith & Company resigned.

Neither of Smith & Company's reports on the financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between Smith & Company and the Company on any matter of accounting principles, financial statement disclosure or auditing scope or procedure during the two most recent fiscal years and through the present date.

None of the items of Regulation S-K Section 229.304 items
(a)(1)(v)(A) through (D) are applicable.

                            PART III

------------------------------------------------------------------
ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
-------------------------------------------------------------------

The following table shows the positions held by the Company's officers and directors. The directors will serve until their successors have been elected and have qualified.

 Name                                                  Position

Alan James GALLAGHER                          (Acting) President &
                                                CEO Chairman

Deryck Fletcher Gow GRAHAM                      Vice President

Leonard Noel McDOWALL                           Director & CFO
                                              Secretary & Treasurer
Alan James Gallagher
(Acting) President

Mr. Gallagher is a lawyer, accountant and company secretary with over thirty years commercial experience including directorships of public and private companies. He holds degrees in law and accounting and has undertaken courses covering company secretarial duties and management, and is a member of tax and banking institutes.

During a career spanning twenty years with Westpac Banking Corporation of Australia, he filled many positions in areas such as Staff Research and Industrial Relations as Senior Legal Officer, Manager Corporate Finance and Assistant Chief Accountant. Mr. Gallagher entered private legal practice as Managing Partner of the Sydney, Australia CBD firm Barwick & Co., where he practised law in the fields of commerce, banking and taxation until 1990, during which time he filled a number of outside positions including treasurer of the Medico-Legal Society. He is now Managing Director of Main Camp Management Pty Ltd, a specialist funding organisation.

Deryck Fletcher Gow Graham
Vice President

Mr. Graham has been in senior management positions in Australian public companies for 10 years and in the capacity of executive director for 7 years. He has been on the board of private companies for the past 15 years. During his employ as executive director of Eagle Aircraft Australia Ltd, Mr. Graham was responsible for the organisation's marketing and public relations in addition to overviewing and reporting to the board on Ogenic's administrative operations.

He has had extensive experience with dealing at board and ministerial levels with South East Asian and Australian companies and governments and has established substantial joint ventures with the Malaysian Government and the Petronas Oil Company of Malaysia.

Mr. Graham's industry experience spans real estate, mining, aerospace manufacturing, electronics and software. In addition to Mr. Graham's corporate experience, his management style is strongly founded on marketing and promotion. He has a Diploma of Company Directorship, numerous marketing certificates and is a member of the Australian Institute of Company Directors. Mr. Graham is currently Managing Director of Ogenic, ASCT's wholly owned subsidiary.

Leonard Noel McDowall
Director, Treasurer and CFO

Mr. McDowall has been a Chartered Accountant for over 25 years, most of those as inaugural Chairman and Managing Partner of Bird Cameron, Chartered Accountants, which employed 1000 people in 50 offices in Australia and Hong Kong. Mr. McDowall established Bird Cameron's Mergers and Acquisitions division in 1987.

He has substantial experience in all facets of financial management with particular emphasis on structuring and negotiation of joint
ventures and capital raisings.   Following his retirement from the
accounting profession, he established the Australian Investment Bank, Ausyork Securities Limited which merged with First Sydney Capital Limited, of which he is Managing Director.

------------------------------------------------------------------
                         ITEM 11. EXECUTIVE COMPENSATION
-------------------------------------------------------------------

The following directors receive remuneration: (a) Deryck Graham as Managing Director of Ogenic Technologies receives remuneration of $82,950 in that capacity; (b) Len McDowall received directors fees of $15,800 paid from Ogenic Technologies.

The Company has made no other arrangements for the remuneration of its officers and directors, except that they will be entitled to receive reimbursement for actual, demonstrable out-of-pocket expense, including travel expenses if any, made on the Company's behalf in the investigation of business opportunities and others. No remuneration has been paid to the Company's officers or directors prior to the filing of this form. There are no agreements or understandings with respect to the amount or remuneration that officers and directors are expected to receive in the future. No present prediction or representation can be made as to the compensation or other remuneration which may ultimately be paid to the Company's management, since upon the successful consummation of a business opportunity, substantial changes may occur in the structure of the Company and its management. At such time, contracts may be negotiated with new management requiring the payment of annual salaries or other forms of compensation which cannot presently be anticipated. Use of the term "new management" is not intended to preclude the possibility that any of the present officers or directors of the company might be elected to serve in the same or similar capacities upon the Company's decision to participate in other business opportunities.

There are no plans, proposals, arrangements or understandings with respect to the sale of additional securities to affiliates, current shareholders or other prior to the location of a business opportunity.

------------------------------------------------------------------
ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
         MANAGEMENT
------------------------------------------------------------------

The following table sets forth, as of April 10, 1997, information regarding the beneficial ownership of shares by each person known by the Company to own beneficially, more than 5% or more of the outstanding shares by each of the directors and officers and by the directors and officers as a group.


Title       Name and Address of      Amount and Nature     Percent
of          Beneficial Owner         of Beneficial         of
Class                                Ownership             Class
-----------------------------------------------------------------

Common     Business and Research
           Management Pty Ltd            150,000(1)            7%
           Level 1, 96 Tamar Street
           Ballina  NSW  2478

Common     FYEO AVV                      400,000            18.6%
           Dominicanessenstraat 22
           Oranjested, Aruba

Common     First Sydney Investments
           Pty Ltd                       150,000(2)            7%
           Level 5, 151 Macquarie Street
           Sydney  NSW  2000

Common     Four Star Ranch Inc.          177,900             8.3%
           3098 S Highland Drive
           Suite 460
           Salt Lake City  UT  84106

Common     Salter Power Shervington     110,000(3)          5.11%
           (ATF Ogenic Limited)
           52 Ord Street,
           West Perth   WA   6005, Australia

Common     Alan Gallagher                     0(1)          0.00%
           Level 1, 85 Tamar Street
           Ballina NSW 2478

Common     Len McDowall                       0(2)          0.00%
           48 Moncur Street
           Woollahra NSW 2025

Common     Deryck Graham                      0(3)          0.00%
           22B John Street
           North Fremantle WA 6159

           All Officers and Directors
           as a group                      110,000          5.11%
           (3 persons)


(1) Mr. Gallagher is part of Business and Research but does not control the entity.
(2) Mr. McDowall is part of First Sydney but does not control the entity.
(3) Mr. Graham has an interest in Ogenic Limited which is beneficial owner of the Salter shares.

------------------------------------------------------------------
ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
------------------------------------------------------------------

No officer, director, nominee for election as a director, or associates of such officers, director or nominee is or has been in debt to the Company during the last fiscal year. However, the Company's major shareholders have made oral undertakings to make loans to the Company in amounts sufficient to enable it to satisfy its reporting requirements and other obligations incumbent on it as a public company, and to fund both the day to day operations of its subsidiaries and, on a limited basis, the process of investigating possible merger and acquisition candidates. The Company's status as a publicly-held corporation may enhance its ability to locate potential business ventures. The loans will be interest free and are intended to be repaid at a future date, if or when the Company shall have received sufficient funds through any business acquisition.

The loans are intended to provide for the payment of filing fees, professional fees, printing and copying fees and other miscellaneous fees and on-lending to its new wholly owned subsidiary Ogenic for operating expenses.

------------------------------------------------------------------
     ITEM 14. FINANCIAL STATEMENTS AND SUPPLEMENTAL DATA
------------------------------------------------------------------

Financial Statements and Financial Statement Schedules
-------------------------------------------------------

Financial Statements - December 31, 1996, 1995, 1994

The following exhibit is included:
         (27) Financial Data Summary

Reports on Form 8-K
----------------------
Not applicable

                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorised.



Date:    15 April, 1997


ASSOCIATED TECHNOLOGIES




By: /S/ Alan Gallagher
    ---------------------------------------------
    Alan Gallagher, President, CEO & Director


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


/S/  Alan Gallagher      President, CEO &           15 April, 1997
--------------------     Directors
Alan Gallagher



/S/  Leonard McDowall    Treasurer & CEO            15 April, 1997
----------------------   Secretary & Director
Leonard McDowall

                                STANTON PARTNERS
                                  5 ORD STREET
                                 WEST PERTH 6005
                                WESTERN AUSTRALIA
                         Telephone Number: (09) 481-3144
                            Facsimile: (09) 321-1204

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors and Stockholders
Associated Technologies

We have audited the accompanying consolidated balance sheets of Associated Technologies as of December 31, 1996 and 1995, and the related consolidated statements of operations, changes in stockholders' equity (deficit), and consolidated cash flows for the years ended December 31, 1996, 1995, and 1994 and for the period of August 9, 1990 (date of inception) to December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with general accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Associated Technologies as of December 31, 1996 and 1995, and the consolidated results of its operations, changes in stockholders' equity (deficit) and its consolidated cash flows for the years ended December 31, 1996, 1995, and 1994 and for the period of August 9, 1990 (date of inception) to December 31, 1996 in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company and its subsidiary will continue as a going concern. As shown in the consolidated financial statements, the Company and its subsidiary has a consolidated working capital deficiency of $186,864 at December 31, 1996 and a consolidated accumulated deficit of $2,645,052. The Company and its subsidiary have suffered losses from operations and have a substantial need for working capital.

This raises substantial doubt about the Company's and its subsidiary's ability to continue as a going concern. Managements' plans in regard to these matters are described in Note 1 (o) to the consolidated financial statements. The accompanying financial statements do not include any adjustments that may result from the outcome of this uncertainty.

The value of the asset, Prepayment totalling $750,000 as referred to in Note 8 is dependent upon the Company's agent successfully raising funds in the near future as envisaged and referred to in
Note 1 (o) to the consolidated financial statements.

Stanton Partners
Public Accountants

/s/ Stanton Partners

Perth, Western Australia
April 15, 1997

                   ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                             AS AT DECEMBER 31 1996

ASSETS
----------            Notes        12/31/96           12/31/95
                 --------------    ----------         -------------

CURRENT ASSETS

Cash                               $   18,054            $       0
Accounts receivable    6              181,341                    0
Inventories            7              187,062                    0
Prepaid expenses       8              759,051                    0
                                  ----------------        ---------
TOTAL CURRENT ASSETS                1,145,508                    0
                                  -----------------       ---------

PROPERTY, PLANT, AND EQUIPMENT

Equipment            10               425,003                    0
Accumulated
depreciation and
 amortization                        (309,661)                   0
                                   --------------      ------------
NET PROPERTY, PLANT, AND EQUIPMENT    115,342                    0
                                   --------------      ------------
GOODWILL             11                     0                    0
                                   --------------      ------------
                                            0                    0
                                   --------------      ------------

TOTAL ASSETS                     $  1,260,850           $        0
                                   ==============      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable                 $    155,256           $        0
Accrued expenses        12            324,287                    0
Loans                   13             66,562                    0
Provisions              14             27,216                    0
                                    --------------       ----------
TOTAL CURRENT LIABILITIES             573,321                    0
                                    --------------       ----------

LONG-TERM LIABILITIES   15            500,321                    0
                                    --------------       ----------
TOTAL LIABILITIES                   1,073,642                    0

SHAREHOLDERS' EQUITY

Common stock par value $.001:
25,000,000 shares authorized; 2,148,000
shares issued(1,000,000 at 12/31/95)
                                        2,148                1,000
Additional paid-in capital          2,830,112                    0
(Deficit) accumulated              (2,645,052)              (1,000)
                                   --------------       -----------

TOTAL SHAREHOLDERS' EQUITY            187,208                    0
                                  ----------------       ----------
                                   $1,260,850           $        0
                                  =================      ==========

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                   Period from
                           Consolidated            8/9/90 (date of
                           Year ended              inception) to
        Notes   12/31/96   12/31/95     12/31/94   12/31/96
      --------  --------   -----------  ---------  ---------------

Operating
 revenue    2  $ 459,883   $    0        $    0       $  459,883
Cost of sales    358,118        0             0          358,118
             -------------  ----------  --------  ----------------

GROSS PROFIT     101,765        0             0          101,765

General and
administrative
expenses      (1,785,631)       0             0       (1,786,631)
             ---------------  ---------   ---------  -------------
Loss before
 other items  (1,683,866)       0             0       (1,684,866)

Other items 3   (960,186)       0             0         (960,186)

INCOME (LOSS) BEFORE
INCOME TAXES 4 (2,644,052)       0             0       (2,645,052)

PROVISION FOR INCOME
TAXES                  0        0             0                0
             ---------------  ---------   ----------  ------------

NET INCOME
 (LOSS)  $    (2,644,052)     $ 0          $  0      $(2,645,052)
             ===============  =========   ========= ==============

INCOME (LOSS)
PER COMMON
SHARE
Net income (loss) per weighted
average common share outstanding-
ordinary $        (1.34)      $ 0          $  0
            ===============  ==========   =========

Net income (loss) after other items per
weighted average common share outstanding-
ordinary  $      (1.88)       $ 0          $  0
            ===============  ==========   =========

Weighted average number of
common shares outstanding
              1,409,414      1,000,000      1,000,000
            ===============  ==========   ===============


Note: The consolidated accounts for the economic entity includes the results of Ogenic Technologies Pty Ltd for the period from June 29, 1996 to December 31, 1996. Details of the operating results of the subsidiary for the full financial year are provided on page 15.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES

           STATEMENTS OF OPERATIONS OF OGENIC TECHNOLOGIES PTY LTD
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                                   (UNAUDITED)


                                              Year Ended
                                       --------------------------
                                       12/31/96          12/31/95
                                       ---------         ---------

Operating revenue                  2  $ 599,224        $ 2,912,742
Cost of sales                          (495,975)        (1,488,945)
                                      ----------       ------------

GROSS PROFIT                            103,249          1,423,797

General and administrative
 expenses                            (1,235,382)        (4,091,942)
                                    ------------       ------------

Loss before other items              (1,132,133)        (2,668,145)
                                    ------------       ------------

Abnormal Items                 3        193,745         (1,580,949)

INCOME (LOSS) BEFORE
INCOME TAXES                   4       (938,388)        (4,249,094)

PROVISION FOR INCOME TAXES                    0                  0
                                    ------------       ------------
NET INCOME (LOSS)                   $  (938,388)       $(4,249,094)
                                    ============       ============

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES

               COMBINED STATEMENTS OF OPERATIONS OF ASSOCIATED
              TECHNOLOGIES AND OGENIC TECHNOLOGIES PTY LTD FOR THE
                        YEAR ENDED DECEMBER 31 1996
                                   (UNAUDITED)


                                              Year Ended
                               ----------------------------------
                               12/31/96               12/31/95
                               --------------    ----------------
Operating revenue         2    $    599,224      $     2,912,742
Cost of sales                      (495,975)          (1,488,945)
                               --------------    ----------------

GROSS PROFIT                        103,249            1,423,797

General and administrative
 expenses                        (2,720,184)          (4,091,942)
                               --------------    -----------------
Loss before other items          (2,616,935)          (2,668,145)
                               --------------    -----------------
Other Items                3        193,745           (1,580,949)

INCOME (LOSS) BEFORE
   INCOME TAXES            4     (2,423,190)          (4,249,094)

PROVISION FOR INCOME TAXES                0                    0
                               --------------    ------------------
NET INCOME (LOSS)              $ (2,423,190)     $    (4,249,094)
                               ==============    ==================


The above statement includes the operating results of AT and Ogenic as if they had been grouped throughout the year and excludes any adjustments on consolidation.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
                  PERIOD FROM AUGUST 9, 1990 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1996


                                                           Deficit
                                                       Accumulated
                                        Additional          During
                      Common Stock         Paid In     Development
                   Shares     Amount       Capital           Stage
                   -------  --------- --------------  -------------
Balances at 8/9/90
(Date of Inception) $   0    $    0     $       0      $        0
Issuance of common
stock (restricted)
at $.001 per share
at 8/9/90         1,000,000   1,000             0               0
Net loss for period       -       -             -          (1,000)
                  ----------  ---------   -----------  ------------

Balances at
12/31/90          1,000,000   1,000             0          (1,000)
Net income for year       -       -             -               -
                  ----------  ---------   -----------  ------------
Balances at
12/31/91         1,000,000    1,000             0          (1,000)
Net income for year      -        -             -               -
                  ----------  ---------   -----------  ------------

Balances at
12/31/92         1,000,000    1,000             0          (1,000)
Net income for year      -        -             -               -
                 ----------- -----------  -----------  -----------

Balances at
12/31/93         1,000,000    1,000             0          (1,000)
Net income for year      -        -             -               -
                 -----------  -----------  -----------  ----------

Balances at
12/31/94         1,000,000    1,000             0          (1,000)
Net income for year      -        -             -               -
                 -----------  -----------   -----------  ---------

Balances at
12/31/95         1,000,000    1,000             0          (1,000)
Issuance of
common stock
(restricted) at
$5.00 per share
for cash at
1/10/96             20,000       20         99,980
Issuance of common
stock (80,000
Regulation S and
100,000 restricted)
at $0.001 per
share to acquire
subsidiary and
associated
intercompany
debt at 6/28/96    180,000      180               0
Issuance of
common stock
(restricted) at
$2.00 per share
for expenses at
6/28/96            230,000      230         459,770
Issuance of
common stock
(restricted) at
$2.00 per share
to retire debt
at 9/30/96         270,000      270         539,730
Issuance of
common stock
(Regulation S)
at $4.50 per
share to retire
debt at 9/30/96    218,000      218         980,782
Issuance of
common stock
(restricted) at
$5.00 per share
for prepaid expenses
at 9/30/96         150,000      150         749,850
Issuance of
common stock
(restricted) at
$0.001 per share
 at 9/30/96         80,000       80               0
Net loss for year        -        -               -     (2,644,052)
                  ----------  ---------   ------------  -----------
Balances at
12/31/96          2,148,000   $  2,148    $  2,830,112 $(2,645,052)
                  ========== ==========   ============ ============

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   Period from
                                                   8/9/90 (date to
                               Year  Ended              inception)
                       12/31/96   12/31/95 and 94      to 12/31/96
                       ---------  ----------------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES


Net loss             $ (2,644,052) $        0        $ (2,645,052)

Adjustments to reconcile
net (loss) to net cash
required by operating
activities:

Profit on sale of
land and buildings        (88,036)          0            (88,036)
Depreciation               32,237           0             32,237
Amortisation of goodwill  845,012           0            845,012
Provisions                 12,617           0             12,617

Changes in assets
 and liabilities:

Accounts receivable      (202,039)          0           (202,039)
Inventories               127,550           0            127,550
Prepaid expense          (758,376)          0           (758,376)
Accounts payable          140,740           0            140,740
Accrued expenses           14,702           0             14,702
                      ------------------   ----      -------------
                          124,407           0            124,407
                      ------------------   ----      --------------
NET CASH REQUIRED BY
OPERATING ACTIVITIES   (2,519,645)          0         (2,520,645)

CASH FLOWS FROM INVESTING
ACTIVITIES
Proceeds from sale of
land and buildings        713,797           0            713,797
Purchases of Fixed
Assets                    (18,752)          0            (18,752)
Cash acquired from
subsidiaries              147,939           0            147,939
                   ------------------  ----------  ----------------

NET CASH PROVIDED BY
INVESTING ACTIVITIES     842,984            0            842,984

CASH FLOWS FROM FINANCING
ACTIVITIES
Loan repayments - Bank  (657,307)           0           (657,307)
Proceeds  from sale
of shares              2,831,260            0          2,832,260
Loans - related
 parties                 500,321            0            500,321
Loan repayments -
 related parties      (1,047,928)           0         (1,047,928)
     Other loans          68,369            0             68,369
                   ------------------  -----------  --------------

NET CASH PROVIDED
(REQUIRED)
BY FINANCING
ACTIVITIES             1,694,715            0          1,695,715
                   ------------------  -----------  ---------------

NET INCREASE
(DECREASE)
IN CASH                   18,054            0             18,054

CASH AT BEGINNING
OF PERIOD                      0            0                  0
                   ------------------  -----------  -------------
CASH AT END OF PERIOD $   18,054       $    0       $     18,054
                   ==================  ===========  =============

Cash paid for
interest:             $   84,502       $    0       $     84,502
                   ==================  =========== ==============

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 1996


1.     Statement of Accounting Policies

       The financial statements have been prepared on the basis of historical costs and do not take into account changing money values. Cost is based on the fair values of the consideration given in exchange for assets. The accounting policies have been consistently applied, unless otherwise stated.

       The following is a summary of the significant accounting policies adopted by the economic entity in the preparation of financial statements.

     a)   Accounting Methods
          The Company recognises income and expense based on the accrual method of accounting.

     b)   Dividend Policy
          The Company has not yet adopted any policy regarding payment of dividends.

     c)   Non Current Investments
          Investments are brought to account at cost.

     d)   Property, Plant and Equipment
          Property, plant and equipment are brought to account at cost, less, where applicable, any accumulated depreciation or amortisation. The carrying amount of property, plant and equipment is reviewed annually by Directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows which will be received from the assets employed and subsequent disposal. The expected net cash flows have not been discounted to their present values in determining recoverable amounts.

          The depreciable amount of all fixed assets including buildings and capitalised lease assets, but excluding freehold land, is depreciated over their useful lives commencing from the time the asset is held ready for use.

          The gain or loss on disposal of all fixed assets is determined as the difference between the carrying amount of the asset at the time of disposal and the proceeds of disposal, and is included in operating profit before income tax of the economic entity in the year of disposal.

     e)   Income Tax
          The economic entity adopts a liability method of tax effect accounting whereby the income tax expense shown in the Profit & Loss Account is based on the operating profit before income tax adjusted for permanent differences.

          Timing differences which arise due to the different accounting periods in which items of revenue and expense are included in the determination of operating profit before income tax and taxable income are brought to account either as provision for deferred income tax or an asset described as future income tax benefit at the rate of income tax applicable to the period in which the benefit will be received or the liability will become payable.

          Future income tax benefits are not brought to account unless realisation of the asset is assured beyond any reasonable doubt.

          Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainty of realisation of the benefit. The amount of benefit brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income tax legislation and the anticipation that the economic entity will derive sufficient future assessable income and comply with the conditions of deductibility imposed by the Law to permit a future income tax benefit to be claimed.

          At the date of this report, the economic entity has tax losses of approximately $5.3 million of which $1 million relates to Associated Technologies and the balance relates to its principal subsidiary Ogenic Technologies Pty Ltd. The Directors have every confidence that Research and Development syndication and funding arrangements will be completed prior to the June 30, 1997. In this event, it is likely that the full amount of the accumulated tax losses will be recovered against future taxable income. The Directors have, however, adopted a conservative view in regard to these losses until such time as full documentation is completed. Accordingly, no value has been included in the accounts for the future income tax benefit that is expected to arise in the foreseeable future. This treatment is in accordance with US G.A.A.P. and Australian accounting standards.

          (Note: Australian accounting standards require virtual certainty before such a benefit can be brought to account)

                ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                December 31, 1996
     f)   Inventories
          With the exception of contract work in progress (Note 1 g) all inventories are valued at the lower of cost and net realisable value. The cost of manufactured products includes direct materials, direct labour and an appropriate portion of variable and fixed overheads. Overheads are applied on the basis of normal operating capacity. Costs are assigned on the basis of weighted average.

     g)   Construction Contracts
          All contracts which are on a fixed price basis are accounted for on the basis that profit is recognised in proportion to the progress of each contract when the following conditions are satisfied:

          -Total contract revenues to be received can be reliably estimated.
          -The costs to complete the contract can be reliably estimated.
          -The stage of contract completion can be reliably determined and is at least 30% of the total contract;
          - The costs attributable to the contract to date can be clearly identified and can be compared with prior estimates.

     h)   Foreign Currency
          Foreign currency transactions are translated into US currency at the rate of exchange at the date of the transaction. At balance date amounts payable to and by the company in foreign currencies have been translated to US currency at rates of exchange at the balance sheet date. Exchange differences relating to short term monetary items and long term monetary items of an indeterminate life are brought to account in the Profit & Loss Account when they arise.

      i)  Operating Revenue
          Sales revenue represents revenue earned from the sale of the group's products, net of returns, trade allowances and duties and taxes paid. Other revenue includes interest income, proceeds from disposal of non current assets and insurance recoveries.

     j)   Receivables
          A provision is recorded for any doubtful debts based on a review of all outstanding amounts at year end. Bad debts are written off during the period in which they are identified.

                     ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                December 31, 1996

     k)   Research & Development
          During the year the company's principal subsidiary Ogenic Technologies Pty Ltd, incurred Research and Development Expenditures of $388,433 in the development of Virtuoso, a digital audio playback and recording system for the radio broadcasting industry. At the date of this report Virtuoso is in the final stages of beta testing and debugging and is expected to be released in April 1997.

          Although the Directors are of the opinion that there will be significant sales of Virtuoso in the future and that this expenditure could be capitalised under Australian Standards, the Company has adopted a conservative approach in regard to the capitalisation of Research & Development and all expenditures to date have, therefore, been charged to expense.

          This accounting treatment is in accordance with the US
          G.A.A.P standards.

     l)   Basis of consolidation
          The consolidated accounts of the economic entity include the operating results of subsidiaries from the date of acquisition. For the purposes of providing shareholders with full disclosure, the operating results of subsidiaries acquired during the year are shown separately on page 15 and the combined results of the Company and Ogenic for the year ended December 31, 1996 as if they had been together for the entire year are shown on page 16.

     m)   Intangible Assets
          The company's principal trading subsidiary which was acquired in June 1996, possesses significant core technology which has not been recorded in the company's books. This core technology was valued by Ernst & Young at $4.3 million in 1996 for the purposes of the proposed Research and Development Syndication.

          In addition since November 1995, Ogenic Technologies Pty Ltd has spent in excess of $380,000 in Research and Development of a new digital recording and playback system for the radio broadcasting industry. To date, all of the amounts expended have been written off to profit and loss in accordance with US G.A.A.P. standards.

                     ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                December 31, 1996

          As mentioned in note 1e), there is a further intangible asset relating to a future income tax benefit which has also not been brought to account. This treatment is consistent with the Directors' conservative approach to the recognition of intangible assets and is in accordance with both US G.A.A.P. and Australian accounting standards.

     n)   Goodwill
          Goodwill arising on consolidation of subsidiaries is capitalised and written off over a maximum period of 5 years. However, in accordance with U.S. practice and in view of the fact that Ogenic represents the first acquisition of the Company, goodwill arising on the acquisition of Ogenic has been charged to expense during the year.

          At the date of acquisition and following the capitalisation of the subsidiary's loan to equity, Ogenic had net liabilities of $844,832. Goodwill on consolidation has therefore been calculated as:

          Acquisition                             $        180
          Net liabilities acquired                     844,832
                                                  ------------
          Goodwill arising on acquisition         $    845,012
                                                  ============
     o)   Going concern basis
          The accounts have been drawn up on a going concern basis because:

          i) The Company expects to receive a short term working capital loan of US $500,000 to finance its activities until income can be generated from sales or subcontract research work.

          ii)  The Company expects to finalise a Research &
               Development Syndication agreement before June 30,
               1997 which will provide income of $1.58 million over the next two years to fund Research and Development programs.

          iii) The Company expects to complete agreements with other interested investors for a joint venture software development with a value of at least $4.8 million.

                     ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                December 31, 1996

               As none of the above funding agreements have been formalised or finally agreed at the date of this report, our auditors have stated on page 12 that there is "substantial doubt" about whether the Company can continue as a going concern.

               The Directors however have every confidence that all three funding agreements will be finalised before June 30, 1997.

               The status of each of these are as follows:

               (a)  Short term working capital loan
                    Currently working through a merchant bank and finalising details with potential investors.

               (b) Research & Development Syndication agreement This program has been approved by the Government's Grants Committee and is awaiting Tax Concession Committee approval. An international merchant bank has indicated that it is willing to fund or be the investor under this program.

               (c)  Joint Venture Software Development
                    A draft Memorandum of Information has been prepared and is in the process of being finalised. Main Camp has informed the Directors that they are willing to seek out investors for the project and that they fully expect that it will be fully subscribed.

                    Consolidated        Ogenic Technologies Pty Ltd
               Year ended   Year ended    Year ended   Year Ended
               12/31/96     12/31/95      12/31/96     12/31/95
                                            US$          US$

                 [S]          [C]           [C]          [C]


2. Operating
 Revenue

Sales revenue      459,883      -         557,541     2,710,380
               ------------  ----------  ----------- ------------
Other revenue
Insurance Revenue        -      -               -         4,611
Interest Received    1,550      -           2,210        14,019
Proceeds on
disposal of
non- current
assets             713,797      -         713,797        22,340
Customs Bounty      11,542      -          11,542        78,769
Recovery of Export
market development
expenses                 -      -          23,160        18,883
Foreign Exchange
Gains                    -      -               -        28,214
Other                3,786      -           4,772        35,526
                ----------   ------     ----------     ----------
                   730,675      -         755,481       202,362
                 =========   ========   =========      ==========

3.   Other items (no income tax applicable)

     Expense:

a)   Loss on disposal
     of fixed assets     -      -               -        189,051
b)   Provision for
     decrement in value  -      -               -        268,459
     of land & buildings
c)   Write off inter
     company loan with   -      -               -        208,225
     UK subsidiary
d)   Write off all prior
     period Research     -      -               -        544,445
     and Design Costs
e)   Write off all
     current period 189,926     -         388,432        718,062
     Research &
     Design costs
f)   Expenses of
     Voluntary       13,284     -         125,506        157,605
     Administration

g)   Goodwill on
     acquisition
     written off    845,012
                  ----------   ----------     ----------    -------
                  1,048,222         -          513,938    2,085,847
                  =========    =========      =========   =========


                    Consolidated        Ogenic Technologies Pty Ltd
               Year ended   Year ended    Year ended   Year Ended
               12/31/96     12/31/95      12/31/96     12/31/95
                                            US$          US$


Income:

Profit on
disposal of
Land & Buildings  88,036        -         88,036           -
Advance payment
written off in
lieu of completion
of contract on cost
plus basis             -        -              -      504,898
Debts forgiven at
conclusion of
Voluntary              -        -        619,647            -
Administration
               ---------     -------   ---------      ----------
                  88,036        -        707,683      504,898
               =========    =========  =========      ===========
Total other
 items         (960,186)        -        193,745     (1,580,949)
               =========    =========  =========     ============

4.   Operating Profit/(Loss)

(i) Operating profit/(loss) before income tax has been determined after Charging as expense:



Auditors
remuneration   7,800           -           11,387       14,260

Provision for
employee
entitlements  16,750           -           27,216       45,075

Depreciation:


- Plant
and Equipment 32,237           -           60,675         172,105
- Motor Vehicles   -           -                -           7,915
- Buildings        -           -            4,418           8,485

Interest
attributable
to:
- Related
 Corporations  62,605          -          83,413                 -
Other persons  21,897          -          83,721           117,273
Finance Charges
relating to
finance             -          -           (294)             3,004
lease
Research and
Development
expenses
Bad Debts

- Related
 Corporations      -          -              -            -
- Other Persons    -          -           9,501        219,879

 Crediting

Interest Attributable to:

- Related
Corporations       -          -               -               -
- Other
Persons            -          -           2,210          14,019

(ii) Directors
Remuneration
Income received
or due and
receivable  **62,642          -         *94,542         61,279


* $45,437 relates to consulting fees paid to companies under the control of or related to DFG Graham
**   $ 17,092 relates to fees paid to companies related to DFG
     Graham

5.   Income Tax

     No provision for taxation has been made in the accounts. At December 31, 1996 the entity has tax losses of approximately $5.3 million. Although the Directors believe that these losses will be recoverable against future income which will arise in the foreseeable future, no provision has been made in the accounts for the benefit which is likely to accrue.
     This treatment is in accordance with the Directors conservative approach to the recognition of intangible assets.


6.   Receivables
                               Consolidated
                           As at              As at
                        12/31/96           12/31/95
                        ----------        ----------
 Current

Project Debtors         112,909                 -
Trade Debtors            48,668                 -
Other                    19,764                 -
                        ----------        ----------
                        181,341                 -
                        ==========        ==========

7.     Inventories


Work in Progress                     71,115                 -
Raw materials                       115,947                 -
Finished Goods                            -                 -
                                    ----------        ----------
                                    187,062                 -
                                    ==========         =========


8.   Prepaid Expenses


Prepaid expenses are as follows:
a)   Undertakings provided by the
     company's agents for assistance with          750,000        -
     capital raisings and stock promotion*
b)   Other prepayments                               9,051        -
                                                 ---------  -------
                                                   759,051        -
                                                 =========  =======

* The value of this prepaid item is dependent upon the successful completion of the capital raising planned before June 30, 1997.


9.   Subsidiaries

Subsidiary companies are as follows:


              Book Value of  % of Shares Held Contribution to
               Investment                     Consolidated
                                              Profit/(Loss) for
                                              the Year
           12/31/96 12/31/95 12/31/96 12/31/95 12/31/96 12/31/95
           -------- -------- -------- -------- -------- --------
              $        $        %        %        $        $


Ogenic
Technologies
Pty Ltd      180      -        100       -    (774,238)    -
Ogenic
Industries
Pty Ltd      150      -         95       -           -     -
(Formerly
Printed
Circuit
Technologies
Pty Ltd)
PKE Licensing
Pty Ltd       -       -        100       -           -     -


Both Ogenic Industries Pty Ltd and PKE Licensing Pty Ltd are dormant companies.

                                 Consolidated
                           As at               As at
                         12/31/96            12/31/95
                         ----------          ----------

10.  Property, Plant
     and Equipment

       [S]                [C]                  [C]

Plant and Equipment
at cost                 407,472                   -
Less accumulated
depreciation           (292,130)                  -
                       ----------          ----------
                        115,342                   -
                       ==========           =========

Motor vehicles
at cost                  17,531                   -
Less accumulated
depreciation            (17,531)                  -
                       ----------          ----------
                              -                   -
                       ==========          ===========

Total Property,
Plant and Equipment     115,342                   -
                       ==========          ===========

     * On 3rd September 1996 Ogenic Technologies Pty Ltd sold land & buildings for gross sales proceeds of $711,000 in order to reduce bank debt. The company leased back the larger part of the building after the sale on a 5 year lease rental.

11.  Goodwill

     Goodwill is as follows:


Purchase price
of subsidiary               -                     -
Net assets/
liabilities)
acquired               845,012                    -
                      ----------          ----------

Goodwill arising
on purchase of
subsidiary             845,012                    -
                      =========           ==========

     The recoverability of the carrying amount of goodwill is dependent upon the successful development and exploitation of the groups Research and Development activities and commercial success of its existing product range.

12.  Accrued Expenses


Current:

(Unsecured)

Other Accrued liabilities          319,713            -
Employee Entitlements                    -            -
Deposits in advance                  2,765            -
Other loan - related party           1,807            -
                                 ----------      ----------
Total                              324,287            -
                                  =========      =========


                                       Consolidated
                                 As at              As at
                               12/31/96            12/31/95
                             ----------          ----------
13.    Loans

  Current:


(Unsecured)

Loans secured over
contract receivable           66,562
                             ========


14.  Provisions

Employee entitlements         27,216                   -
                             =========           =========
15.  Long Term Liabilities

(Unsecured)

Loan - related party*        382,418                   -
(Secured)
Loan - Related Party**       117,903                   -
                           ----------           ----------
Total Non Current
Liabilities                  500,321                   -
                           =========            ==========

National Australia Bank retains a registered mortgage debenture over the assets of Ogenic Technologies Pty Ltd as security for performance bonds totalling $116,069.

* This loan is with Chancellor Group and is denominated in Australian Dollars. Subsequent to the year end the loan was transferred to Project and General Management on the 23rd
     January 1997.

** This loan is with First Sydney Investments Ltd, a related party and shareholder in Associated Technologies. The loan is secured by a floating charge over the assets of the company and bears interest at 12% per annum. First Sydney has advised that the loan will not be recalled until the company has sufficient working capital or profits.

16.  Commitments


     Rental commitments in regard to the entity's operating premises:


i)   not later than
     1 year             61,578                       -
ii)  later than 1
     year and not
     later than 2
     years              68,014                       -
iii) later than 2
     years and not
     later than 3
     years              69,532                       -
iv)  later than 3
     year and not
     later than 4
     years              72,039                       -
v)   more than 4
     years              48,262                       -
                      ----------            ----------
                       319,425                       -
                       =========             =========


17.  Contingent Assets and Liabilities

     There were no known contingent liabilities at the balance sheet date.

     As a result of legal action against former Directors, Ogenic Technologies Pty Ltd re-acquired the technology rights to a needle disposing device during the year. Negotiations are continuing with a view to realising the economic potential of the Company's investment. As no firm monetary value can be placed on anticipated cash flows and in view of contingent liabilities in regard to litigation expenses which attach to these cash flows, no value has been brought to account.

18.  Amendment of Prior Filings

     The 10-Q filing for the quarter ended September 30, 1996 included an intangible technology asset at $3,406,078. The value of this asset was determined by the previous management of the Company and represented the excess of the price paid for Ogenic over the net assets acquired.

     On closer review by the current management and after discussions with the Company's auditors and other advisors, it has been agreed:

     a) that as the purchase of Ogenic had been made through a related company, it was not possible to regard the acquisition price as being at arms length.
     b) that as the acquisition of Ogenic was the first acquisition to be made by the Company (previously a shell company), it was not possible to include any amount of goodwill or technology in the consolidated balance sheet.

          Accordingly, the accounts have been amended:

          i) to reflect a cost to the Company of the investment in Ogenic calculated on the nominal value of the shares issued for the acquisition i.e. $180.
          ii)  so that the good will on consolidation (footnote 1)
               has been treated as an expense in the year of
               acquisition.

          The Directors are in the process of amending and refiling the 10-Q for September 30th to reflect these changes.

                                                  Exhibit H























                         Form 10-Q for Three-Month Period
                              Ended March 31, 1997

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 10-Q

[X] Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     For the quarterly period ended March 31, 1997
                               ----------------------------
                                       OR

[ ]  Transition Report Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934

     For the transition period from             to

     Commission File Number: 33-55254-45

                             ASSOCIATED TECHNOLOGIES
             (Exact name of registrant as specified in its charter)

                  NEVADA                  87-0485306
------------------------------------------------------------------
(State or other jurisdiction of        (IRS Employer
incorporation or organization)        Identification
                                             Number)

1204 THIRD AVENUE, SUITE 172
NEW YORK, NY                                           10021
------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code  (212) 988-0394
                                                  -----------------

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

  [X] Yes    [  ] No
           Class                 Outstanding as of March 31, 1997
----------------------           ----------------------------------
CLASS A COMMON STOCK                             2,148,000 shares
Par Value $0.001

                         PART I - FINANCIAL INFORMATION

                          Item 1. Financial Statements

Financial Statements                                      Page

Consolidated Balance Sheets as at December 31, 1996 and
     March 31, 1997                                       F-1

Consolidated Statements of Operations for the quarter ending
     March 31, 1997                                       F-2

Consolidated Statement of Shareholders' Equity for the period
     from August 9, 1990 to March 31, 1997                F-3

Consolidated Statements of Cash Flows for the quarter ending
     March 31, 1997                                       F-4

Selected Notes to Consolidated Financial Statements       F-5


       Item 2. Management's Discussion and Analysis of Financial
                  Condition and Results of Operations


Results of Operations

The operating revenue for the quarter to March 31 was $156,552 which after a cost of sales of $76,268, resulted in a gross profit of $80,284. General and administrative expenses totalled $390,499 and included $169,383 for wages and salaries of which $28,638 related to remuneration paid to the Directors of the company or its subsidiary. Other major items of expenditure were finance charges of $35,284, professional fees of $50,767, sales and marketing costs of $23,412 and premises and insurance costs of $29,108.

Since the end of the financial year to December 31, 1996, the Company has sought to consolidate its position in the Australian and Asian market place. Although operating revenue declined marginally in the quarter, customer orders worth $300,000 had been received by March 31. In the month of April, orders totalling $235,000 were received and verbal confirmation has been received in regard to a further order totalling $340,000. These sales and orders represent a mixture of both analogue and software sales and are expected to be completed by August 31 1997. There remains prospects for further substantial orders.

At the same time, the Research and Development program has continued with its main objective being the completion of the Virtuoso product which is the first phase of the VIRS project. At the date of this report, Virtuoso Version 1 has been released and is being installed in two major Asian Government broadcasting facilities.

Management has concentrated its efforts on locating funding for the R&D development work. During the quarter, short term loan funds of $300,000 were secured and applied against outstanding creditors and operating expenses.

The Company is still awaiting a final determination from the Australian Government in regard to the proposed R&D Syndication program/grant and the Directors are confident that, as expected, one of these will be in place by June 30, 1997.

At the same time, the Information Memorandum prepared for the purposes of the second structured R&D program (involving the raising of $6.7 million to be used for the development and commercialisation of 3 new ranges of software products), has been completed and the Company's principal agent Main Camp has commenced marketing. Again, the Directors are confident that the program will be fully subscribed by June 30, 1997.

Liquidity and Capital Resources

Short term funding shortfalls are currently being funded by loans. The Company is currently negotiating with interested parties for an additional working capital loan of $500,000 which will fund operating expenses until the R&D funding is finalised.

Current assets include $750,000 relating to prepaid expenses associated with one of these R&D programs.

Impact of Inflation

The Company believes that its activities are not materially affected by inflation.

Foreign Currency Exposure

Income from Ogenic Technologies Pty Limited, the Company's operating subsidiary, will be in the form of Cash received from customers for sales of products, services, and technology, and the reimbursement of funds expended on Research & Development. In the main, contracts are negotiated in Australian Dollars, with liabilities incurred in Australian Dollars.

Exchange Rate

The Exchange Rate at March 31, 1997 was: $US1.00 = $AU1.27

                           PART II - OTHER INFORMATION

                     Item 6. Exhibits and Reports on Form 8-K


(a)  The following exhibits are included in this filing:
                                                               Page

     Financial Statements as of March 31, 1997                 F-1
     Financial Data Schedule

(b)  Reports on Form 8-K.

     None.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED TECHNOLOGIES




By:     s/ Alan James Gallagher
      --------------------------------------
       Alan James Gallagher, President (Acting)

Dated :     9  May 1997
          -------------------

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                   (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEETS

ASSETS
                                       3/31/97            12/31/96
                                     (Unaudited)          (Audited)
                                 -----------------     ------------
CURRENT ASSETS


Cash                             $     24,887           $  18,054
Accounts receivable                    22,090             181,341
Inventories                           160,573             187,062
Prepaid expenses                      773,404             759,051
                                  -----------------     -----------

TOTAL CURRENT ASSETS
                                      980,954           1,145,508

PROPERTY, PLANT, AND EQUIPMENT
Equipment                             407,471             425,003
Accumulated depreciation
and amortization                     (303,295)           (309,661)
                                  -----------------     -----------

NET PROPERTY, PLANT
AND EQUIPMENT                         104,176             115,342

OTHER ASSETS
Joint Venture Investment               11,850                   -
                                 -----------------     ------------
                                       11,850                   -
                                 -----------------     ------------
                                  $ 1,096,980          $ 1,260,850
                                 =================     ============

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable                  $   156,613          $   155,256
Accrued expenses                      211,416              324,287
Loans                                 301,726               66,562
Accrued Employee Benefits              39,849               27,216
                                  -----------------     -----------
TOTAL CURRENT LIABILITIES             709,604              573,321

NON-CURRENT LIABILITIES
Loans - related parties               598,609              500,321
                                  -----------------     -----------
TOTAL LIABILITIES                 $ 1,308,213           $ 1,073,642
                                  =================    ============

SHAREHOLDERS' EQUITY Common
stock par value $.001:
25,000,000 shares authorized;
2,148,000 shares issued                 2,148                 2,148
Additional paid-in capital          2,830,112             2,830,112
(Deficit) accumulated during
development stage                  (3,043,493)          (2,645,052)
                              ------------------    ---------------
TOTAL SHAREHOLDERS' EQUITY           (211,233)             187,208
                              ------------------    ---------------
                              $     1,096,980       $    1,260,850
                              =================     ===============

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                  5/3/88
                    Three Months Ended            (Date of
                    March 31,                     inception) to

                    1997          1996             3/31/97
                    -------  --------------  -------------------

Operating revenue  $ 156,552   $     0            $   616,435
Cost of sales        (76,268)        0               (434,386)
                  ----------- --------------- ---------------------
     GROSS PROFIT     80,284         0                182,049

General and
administrative
expenses            (390,499)        0             (2,247,817)
                  ----------- ---------------- -------------------
Loss before
other items         (310,215)        0             (2,065,768)
                  ----------- ---------------- -------------------
Other Items:
Expenses of
Voluntary
Administration             0         0                (13,284)
Profit on sale of
land and building          0         0                 88,036
Goodwill on acquisition
of Subsidiary written off  0         0               (845,012)
Research and Development
costs                (88,226)        0               (278,152)
Performance bond
guarantee                  0         0                (22,363)
Debt forgiveness           0         0                 60,790
                    -----------  ---------------  -----------------
                     (88,226)        0             (1,009,985)
INCOME (LOSS)
BEFORE
INCOME TAXES        (398,441)        0             (3,075,753)

PROVISION FOR
INCOME TAXES               0         0                      0
                 --------------  ---------------- ----------------
NET INCOME (LOSS) $ (398,441)     $  0             $ (3,075,753)
                 ==============  ================ ================

Net income (loss)
per weighted average
common share
outstanding       $   (0.19)      $  .00            $     (2.79)
                 ===============  ================  ===============

Weighted average
number of common
shares outstanding 2,148,000      1,000,786           1,104,186
                 ===============  ===============   ==============

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
   Period from August 9, 1990 (Date of Inception) to March 31, 1997
                                  (UNAUDITED)

                                                          Deficit
                                                      Accumulated
                                       Additional          During
                Common     Stock         Paid-in       Development
                Shares     Amount        Capital             Stage
           -------------   ---------   ------------   -------------

Balances at
8/9/90 (Date
of Inception)    0          $     0     $     0       $     0
Issuance of
common stock
(restricted) at
$.001 per share
at 8/9/90     1,000,000      1,000                          0
Net loss for
period                                                 (1,000)
            -------------   -------------   ------     --------
Balances at
12/31/90      1,000,000      1,000             0       (1,000)
Net income
for year                                                    0
            -------------   -------------   -------    ---------
Balances at
12/31/91      1,000,000      1,000              0      (1,000)
Net income
for year                                                    0
            -------------   -------------   --------   ---------
Balances at
12/31/92      1,000,000      1,000              0       (1,000)
Net income
for year                                                     0
            -------------   -------------   ---------  ----------
Balances at
12/31/93      1,000,000      1,000              0        (1,000)
Net income
for year                                                      0
            -------------   -------------   ----------  ----------

Balances at
12/31/94      1,000,000      1,000              0         (1,000)
Net income
for year                                                       0
            -------------   -------------   -----------  ----------
Balances at
12/31/95      1,000,000      1,000              0         (1,000)

Issuance of
common stock
(restricted)
at $5.00 per
share for cash
at 1/10/96       20,000         20         99,980
Issuance of
common stock
(80,000
Regulation S
and 100,000
restricted) at
par to acquire
subsidiary and
associated loan
at 6/28/96
(Value based
on assets
received)       180,000         180              -
Issuance of
common stock
(restricted) at
$2.00 per share
for expenses at
6/28/96         230,000         230        459,770
Issuance of
common stock
(restricted) at
$2.00 per share
to retire debt at
9/30/96         270,000         270        539,730
Issuance of
common stock
(Regulation S)
at $4.50 per
share to retire
debt at 9/30/96  218,000        218        980,782
Issuance of
common stock
(restricted) at
$0.001 per share  80,000         80              -

Issuance of
common stock
(restricted) at
$5.00 per share
for prepaid
expenses         150,000        150        749,850

Net loss for
period to
12/31/96                                                (2,644,052)
               -------------   ---------  -----------  -----------
Balances at
12/31/96       2,148,000       $  2,148   $  2,830,112 $(2,645,052)
Net loss for
the period to
3/31/97                                                   (398,441)
               -------------   ---------  ------------  -----------
Balances at
3/31/97        2,148,000          2,148      2,830,112  (3,043,493)
              =============   ==========  ============  ===========

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                            5/3/88
                           Three Months Ended             (Date of
                           March 31,                 inception) to
                          1997            1996           3/31/97
                        ----------- --------------  --------------
OPERATING ACTIVITIES

Net loss                $ (398,441) $          0    $  (3,043,493)
Adjustments to
reconcile net
(loss) to net
cash required
by operating
activities:
Net book value
of assets sold                   0             0          675,761
Depreciation                11,166             0           43,403
Goodwill written off             0             0          845,012
Accrued Employee Benefits        0             0           12,617
Changes in assets and
liabilities:
Accounts receivable        158,421             0          (43,618)
Inventories                 26,489             0          154,039
Prepaid expense            (14,371)            0         (772,747)
Accounts payable          (146,603)            0           (5,863)
Accrued expenses            48,886             0           63,588
                     -----------------  ------------- -------------
                            83,988             0          922,192
                     -----------------  ------------- -------------
NET CASH REQUIRED BY
OPERATING ACTIVITIES      (314,453)            0       (2,121,301)
INVESTING ACTIVITIES
Cash acquired from
subsidiaries                     0             0          147,939
Investment in joint
venture                    (11,850)            0          (11,850)
Purchase of Fixed
Assets                           0             0          (18,752)
                     -----------------  -------------- ------------

NET CASH PROVIDED
(REQUIRED)
BY INVESTING
ACTIVITIES                 (11,850)            0          117,337
FINANCING ACTIVITIES
Loan Repayments - Bank           0             0         (657,307)
Stock sold                       0             0        2,832,260
Loans - related parties     99,789             0          600,100
Loan repayments - other    (68,369)            0                0
Loans - other              301,726             0          301,726
Loan repayments -
related parties                  0             0       (1,047,928)
                     -----------------  ----------  ---------------
NET CASH PROVIDED
(REQUIRED)
BY FINANCING
ACTIVITIES                 333,136             0        2,028,851
                     -----------------  ----------- ---------------
NET INCREASE IN CASH         6,833             0           24,887
CASH AT BEGINNING
OF PERIOD                   18,054             0                0
                     -----------------  ----------- --------------
CASH AT END OF PERIOD $     24,887      $      0     $     24,887
                     =================  =========== ==============

SUPPLEMENTAL FINANCING ACTIVITIES

During the period ended June 30, 1996, the Company issued 180,000 shares (80,000 Regulation S and 100,000 of restricted stock to acquire a 100% shareholding in and inter-company loan with a subsidiary with net liabilities of $844,832 (excluding the inter-company loan). During the period ended September 30, 1996, the Company issued 270,000 shares of restricted stock to retire debt of $540,000, 150,000 shares of restricted stock for prepaid expenses of $750,000, 218,000 shares of Regulation S stock to retire debt of $981,000 and 80,000 shares of restricted stock at nominal value. Since December 31 1996, the Company has not issued any further shares.

On March 10, 1997 the Company entered into a promissory agreement in regard to loan funds advanced of $300,000. In addition to interest at 10% per annum on the amount outstanding, the Company entered into a stock option agreement with the lender for 120,000 shares at a price of $2.50 per share exercisable until March 7, 2002.

                   ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
               SELECTED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 March 31, 1997

NOTE 1:           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation
The consolidated financial statements as of March 31, 1997 include the accounts of the Company and its wholly-owned subsidiary Ogenic Technologies Pty Ltd ("Ogenic") and Ogenic's 95% owned inactive subsidiary Ogenic Industries Pty Ltd. All significant inter-company balances and transactions have been eliminated in consolidation.

Accounting Methods
The Company recognizes income and expenses based on the accrual method of accounting.

Cash and Cash Equivalents
All short term investments purchased with an original maturity of three months or less are considered to be cash equivalents. Cash and cash equivalents primarily include cash on hand and amounts on deposit with financial institutions.

Dividend Policy
The Company has not yet adopted any policy regarding payment of dividends.

Income Taxes
The Company records the income tax effect of transactions in the same year that the transactions enter into the determination of income, regardless of when the transactions are recognized for tax purposes. Tax credits are recorded in the year realized. Since the Company has not yet realized income as of the date of this report, no provision for income taxes has been made.

In February 1992, the Financial Accounting Standards Board adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, which supersedes substantially all existing authoritative literature for accounting for income taxes and requires deferred tax balances to be adjusted to reflect the tax rates in effect when those amounts are expected to become payable or refundable. At March 31, 1997 a deferred tax asset has not been recorded. This is in accordance with the policy of Directors set out in the financial statements to December 31 1996.

Trading Securities
The Company has adopted the reporting requirements of Statement of Financial Accounting Standards No. 115 whereby trading securities are reported at market value.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
               SELECTED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 March 31, 1997

Foreign Currency Translation
Assets and liabilities denominated in foreign currencies are translated to US dollars at the exchange rate at the balance sheet date. Income statement items are translated at an average currency exchange rate. The resulting translation adjustment is recorded as a separate component of stockholders' equity.

NOTE 2:           DEVELOPMENT STAGE COMPANY

The Company was incorporated under laws of the State of Nevada on August 9, 1990 and has been in the developmental stage since incorporation. The Company intends to operate in the industries of manufacturing electronic broadcasting equipment and precision sheet metal products through its subsidiary Ogenic Technologies Pty Ltd, an Australian company.

NOTE 3:           BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principals for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for
complete financial statements.   In the opinion of the Company's
management, all adjustments (consisting of normal accruals) considered necessary for a fair presentation of these financial statements have been included. Operating results for the three months ended March 31, 1997 are not necessarily indicative of the results that can be expected for the year ending December 31, 1997.

NOTE 4:           RELATED PARTY TRANSACTIONS

The Company's subsidiary Ogenic Technologies Pty Ltd, leases property in Perth, Western Australia and the Company utilises office space in New York and Sydney, Australia when necessary.

Included under non-current liabilities are loans totalling $598,609 due to companies associated with the Main Camp Group which is a shareholder in the Company. Mr. Len McDowall and Mr. Alan Gallagher are Directors of one or more of these companies. One of these loans ($121,391) bears interest at 12%. No terms in regard to interest have been agreed in relation to the other loans.

NOTE 5:           RESEARCH AND DEVELOPMENT

On June 29, 1996, a Research and Development syndicate was entered into by Ogenic with a joint venture party for funding over a 2 year period of $1.7 million. Details of the key terms of these agreements have been provided in previous filings.

In December 1996, these agreements were unwound as a result of the inability to complete the transaction within the specified time period following a change of policy by the Australian Government. After extensive lobbying, Ogenic's syndication was allowed to proceed subject to appropriate approvals by the Government.

At the date of this report, Ogenic has received approval from the Grants Committee of the Australian Government for the R & D Syndication proposal and is currently awaiting Tax Concession Committee approval. If this approval is received Ogenic will proceed with a new series of agreements with a new investor prior to June 30 1997.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
               SELECTED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                 March 31, 1997


In addition and as noted in the December 31 accounts, proposals for an additional structured Research and Development Program involving funding of $6.7 million, are well advanced. The program is expected to be in place before the end of the June quarter.

NOTE 7:           INTANGIBLE ASSETS

As noted in the financial statements to December 31, no account has been taken of the intangible or contingent assets to which the Company has title. These include the Company's existing analogue product range, the released version of Virtuoso, general technological and market knowledge in regard to the radio broadcasting industry and the income tax benefit that may arise once the Company has secured its Research and Development funding programs.

                   ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED

                                   Three months       Three Months
                                      ended              ended
                                     3/31/97             3/31/96
                               ------------------  ----------------

Operating Revenue              $         156,552   $        82,949
Cost of Sales                            (76,268)          (71,933)
                               ------------------  ----------------
GROSS PROFIT                              80,284            11,016
General and Administrative
expenses                                (391,703)          (94,009)
                               ------------------  ----------------
Loss before other items                 (311,419)          (82,993)
Other Items:
Research and Design costs                (88,226)          (57,944)
Bankruptcy expenses                            0           (49,261)
Exchange gain                              1,204                 0
                               ------------------- ----------------
                                         (87,022)         (107,205)
                               -----------------   ----------------
INCOME (LOSS) BEFORE
INCOME TAXES                            (398,441)         (190,198)
PROVISION FOR INCOME TAXES                     0                 0
                               -----------------   ----------------
NET INCOME (LOSS)              $        (398,441)  $      (190,198)
                               =================  =================
INCOME (LOSS) PER
COMMON SHARE
Net income (loss)
per weighted average
common share
outstanding                     $         (0.19)  $          (0.19)
                                ==================  ===============

Weighted average number
of common shares outstanding          2,148,000          1,000,786
                                =================   ===============

                                                       EXHIBIT I
                                                       ---------






















                         Form 10-Q for Six Month Period
                              Ended June 30, 1997

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 10-Q


[ X ]     Quarterly report pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

          For the quarterly period ended June 30, 1997
                                         --------------

                                        OR

[  ]      Transition Report Pursuant to Section 13 or 15(d) of the
          Securities Exchange Act of 1934

          For the transition period from             to
                                          ----------     ----------

Commission File Number 33-55254-45
                       -----------


                       ASSOCIATED TECHNOLOGIES
                       -----------------------
        (Exact name of registrant as specified in its charter)

               NEVADA                           87-0485306
     ------------------------------          ----------------
     (State or other jurisdiction of          (IRS Employer
      incorporation or organization)       Identification Number)


     1204 THIRD AVENUE, SUITE 172
     NEW YORK, NY  10021                                 10021
     ----------------------------                      ----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (212) 988-0394
                                                    --------------

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

[ X ] Yes    [   ] No



           Class                    Outstanding as of June 30, 1997
-----------------------------       -------------------------------
    CLASS A COMMON STOCK                   2,303,520 Shares
      Par Value $0.001

                     PART I - FINANCIAL INFORMATION

                      Item 1.  Financial Statements


Financial Statements                                       Page

Consolidated Balance Sheets as at December 31, 1996 and
     June 30, 1997                                          F-1

Consolidated Statements of Operations for the quarter
     ending June 30, 1997                                   F-2

Consolidated Statement of Shareholders' Equity for the
     period from August 9, 1990 to June 30, 1997            F-3

Consolidated Statements of Cash Flows for the quarter
     ending June 30, 1997                                   F-4

Selected Notes to Consolidated Financial Statements         F-5


     Item 2. Management's Discussion and Analysis of Financial
          Condition and Results of Operations

Management Update
-----------------

The corporate strategy of Associated Technologies is to acquire technology companies with strong existing management, growth potential and technology which can be utilised in numerous market places. The first of these acquisitions was Ogenic Technologies Pty Ltd ("Ogenic"). Further acquisitions are currently under consideration.

Ogenic has undergone considerable refocusing over the past 12 months. It has progressed from a company solely focused on the design and manufacture of radio broadcasting equipment and software to an organisation which outsources the majority of its manufacturing and one where over 50% of its employees are involved with the development of software products for the automated play-out of music and audio entertainment.

The first of the new generation of software products is Virtuoso, an audio digital storage and play-out software package which operates on PC's connected to a Local Area Network or a Wide Area Network and enables the complete automation of the play-out needs for radio broadcasters. Virtuoso has been delivered to Radio Singapore International and Radio Television Hong Kong who are the national broadcasters of Singapore and Hong Kong.

The company has received $1.85 million for the development of the first of a number of products which are based on Virtuoso for use in the broader commercial entertainment industry. The first of these products is due for early release in December. As further products are developed for release to other commercial areas where automated play-out of music is required, the company will consider the development of an automated play-out system for use in domestic home entertainment environments.

The company has received approval from the Australian Government for a further $1.5 million funding program utilizing the company's tax losses. This program is to develop the Virtual Interactive Radio Station ("VIRS"), a total audio broadcasting software solution capable of automating program selection, advert and traffic insertion and accounts and billing information. The Directors consider that this automated play-out system and accounting package has excellent sales potential both in the company's traditional radio broadcasting market and commercial entertainment environments, especially those where advertising may be used to generate income.

Throughout these development programs, the company continues to generate income from its traditional broadcasting market place. The results for the 6 months to June 30, 1997 reflect an increase in manufacturing activity, mostly outsourced, from orders received from Australia and Asia. These orders are the result of a steady increase of sales and marketing activity.

Results of Operations
---------------------

The group's trading subsidiary was acquired in June 1996.
Accordingly, the comparative 1996 figures at F-2 reflect initial administrative and acquisition costs only. Please see page F-11 for comparative trading results.

In an industry where long lead times between initial contact and placement of orders can be expected, the level of sales and marketing expenditure in the past 12 months has been modest and insufficient to immediately kick start sales of Ogenic's traditional products. Sales prospects are, however, starting to be translated into orders and revenue with healthy gross profit margins of 50%.

The operating revenue for the quarter to June 30, 1997 was $439,451 (a 280% improvement on the previous quarter) which, after a cost of sales of $219,433, resulted in a gross profit of $220,018. General and administrative expenses totalled $409,674 and included $270,615 for wages and salaries of which $27,731 related to remuneration paid to the Directors of the company or its subsidiary. Other major items of expenditure were finance charges of $43,433, professional fees of $29,021, sales and marketing costs of $22,795 and premises and insurance costs of $25,015.

Since March 31, 1997, the Group has received orders totalling $2.45 million. Included in these orders is the sub-research contract referred to above with a gross value of $1.85 million for research and development to be completed by June 30, 1998. Under the contract with the principal researcher, the Group retains the intellectual property rights from the research and development work but is obliged to make a royalty payment of 10% on all sales of developed products.

Further contracts are anticipated from structured R&D programs involving the raising of between $1.5 million and $4.5 million for the development and commercialisation of new software products.
The Directors remain confident that these programs will be completed in the first half of 1998.

Liquidity and Capital Resources
-------------------------------

The Company's cash liquidity greatly improved during the quarter with the receipt of $1.85 million as an advance payment on account of contracted research and development work and other deposits received on account of radio broadcasting contracts.

Current assets include $750,000 relating to prepaid expenses associated with proposed R&D structured funding programs with a total value of $6.7 million of which $1.85 million had been received at June 30, 1997. $312,500 will be expensed in the period to June 30, 1998 whilst the remainder is dependent on the successful completion of additional contracts.

Loans from related parties totalling $502,248 were converted to equity, as shown on page F-3, at prices which reflect the risk profiles attributable to each loan and the economic impact of the loans on the corporations activities.

During the quarter, a further short term loan of $300,000 was secured and applied against outstanding creditors and operating expenses.

Impact of Inflation
-------------------

The company believes that its activities are not materially affected by inflation.

Foreign Currency Exposure
-------------------------

Income from Ogenic Technologies Pty Ltd ("Ogenic"), the company's operating subsidiary, will be in the form of cash received from customers for sales of products, services and technology and the reimbursement of funds expended on Research & Development. In the main, contracts are negotiated in Australian Dollars, with liabilities incurred in Australian Dollars.

Exchange Rate
-------------

The Exchange Rate at June 30, 1997 was:  US$1.00 = A$1.35
(December 31, 1996 A$1.27)


                  PART II - OTHER INFORMATION

           Item 6.  Exhibits and Reports on Form 8-K


(a)  The following exhibits are included in this filing:
                                                             Page

     Financial Statements as of June 30, 1997                 F-1
     Financial Data Schedule

(b)  Reports on Form 8-K

     None

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED TECHNOLOGIES


By:    s/ Alan James Gallagher
       -----------------------
       Alan James Gallagher, President (Acting)

Dated:  19 August 1997
        --------------

                ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                     (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED BALANCE SHEETS


ASSETS
-------                           6/30/97             12/31/96
                                (Unaudited)          (Audited)
                              ---------------     ---------------

CURRENT ASSETS
  Cash                      $         5,733       $       18,054
  Funds on deposit                1,850,000
  Accounts receivable               264,726              181,341
  Inventories                       296,834              187,062
  Prepaid expenses                  842,382              759,051
                            ---------------       ---------------

TOTAL CURRENT ASSETS              3,259,675            1,145,508

PROPERTY, PLANT, AND
  EQUIPMENT
  Equipment                         376,220              425,003
  Accumulated depreciation
    and amortization              (299,884)            (309,661)
                            ----------------      ----------------

NET PROPERTY, PLANT
  AND EQUIPMENT                      76,336              115,342

OTHER ASSETS
  Joint Venture Investment           11,100                    -
                            ---------------       ---------------
                                     11,100                    -
                            ---------------       ---------------

                            $     3,347,111       $     1,260,850
                            ===============       ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES
  Accounts payable          $       413,431       $       155,256
  Accrued expenses                  279,917               324,287
  Income in Advance               1,850,000                     0
  Loans (secured)                   609,226                66,562
  Accrued Employee Benefits          54,113                27,216
                            ---------------       ---------------

TOTAL CURRENT LIABILITIES         3,206,687               573,321

NON-CURRENT LIABILITIES
  Loans - related parties
    (unsecured)                     119,832               500,321
                            ---------------       ---------------

TOTAL LIABILITIES                 3,326,519             1,073,642

SHAREHOLDERS' EQUITY
  Common stock par value $.001:
     25,000,000 shares authorized;
     2,303,520 shares issued
     (2,148,000 in 1996)             2,304                  2,148
  Additional paid-in capital     3,332,204              2,830,112
  Foreign exchange reserve          84,142                      0
  (Deficit) accumulated during
    development stage           (3,398,058)            (2,645,052)
                            --------------        ---------------

TOTAL SHAREHOLDERS' EQUITY          20,592                187,208
                            --------------        ---------------

                            $    3,347,111        $     1,260,850
                            ==============        ===============

               ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                     (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                             (UNAUDITED)

                                                         Period
                                                         from
                                                         8/9/90
                                                         (date of
                                                         incep-
                   Three Months          Six Months      tion)
                      Ended                 Ended        to
               6/30/96    6/30/97    6/30/96    6/30/97  6/30/97
               ---------  --------  ---------  --------  ----------

Operating
 revenue   $   439,451 $       0 $   596,003 $       0 $ 1,055,886
Cost of
 sales        (219,433)        0    (295,701)        0    (653,819)
           ----------- --------- ----------- --------- -----------

GROSS PROFIT   220,018         0     300,302         0     402,067

General and
 adminis-
 trative
 expenses     (409,674) (460,000)   (800,173) (460,000) (2,586,804)
           ----------- --------- ----------- --------- -----------
Loss before
 other
 items        (189,656) (460,000)   (499,871) (460,000) (2,184,737)
           ----------- --------- ----------- --------- -----------

Other Items:
 Expenses of
   voluntary
   administration    0         0          0          0     (13,284)
 Profit on
   sale of
   fixed
   assets        1,148         0      1,148          0      89,184
 Goodwill on
   acquisition
   of subsidiary
   written off       0         0          0          0    (845,012)
 Exchange loss
   on capitali-
   sation of
   subsidiary's
   loan        (92,068)        0    (92,068)        0      (92,068)

 Research and
   development
   costs       (73,989)        0   (162,215)        0     (352,141)
           ----------- --------- ----------- --------- -----------
              (164,909)        0   (253,135)        0   (1,213,321)

INCOME (LOSS)
BEFORE INCOME
TAXES         (354,565) (460,000)  (753,006) (460,000)  (3,398,058)

PROVISION FOR
INCOME TAXES         0         0          0         0            0
           ----------- --------- ----------- --------- -----------

NET INCOME
(LOSS)    $ (354,565) $(460,000) $(753,006) $(460,000) $(3,398,058)
          =========== =========  =========  =========  ===========


Net income (loss)
 per weighted
 average
 common share
 outstand-
 ing     $     (0.16) $   (0.45) $   (0.35) $   (0.45) $    (2.86)
         ============ ========== ========== ========== ===========

Weighted average
 number of
 common shares
 outstand-
 ing       2,149,730  1,029,011  2,148,860  1,022,838   1,184,759
        ============  =========  =========  =========   =========
/TABLE

               ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                     (A DEVELOPMENT STAGE COMPANY)
            CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
    Period from August 9, 1990 (Date of Inception) to June 30, 1997
                             (UNAUDITED)

                                                          Deficit
                                                        Accumulated
                                                          During
                                          Additional     Develop-
                      Common      Stock      Paid-in      mental
                      Shares      Amount     Capital      Stage
                     ----------  ---------  ----------  ----------

Balances at 8/9/90
(Date of
Inception)          $        0  $       0  $        0   $        0
  Issuance of
    common stock
    (restricted) at
    $.001 per share
    at 8/9/90        1,000,000      1,000                        0
  Net loss for
    period                                                  (1,000)
                   -----------  ---------  ----------   -----------
Balances at
12/31/90             1,000,000      1,000           0       (1,000)
  Net income for
    year                                                         0
                   -----------  ---------  ----------   -----------
Balances at
12/31/91             1,000,000      1,000           0       (1,000)
  Net income for
    year                                                         0
                   -----------  ---------  ----------   -----------
Balances at
12/31/92             1,000,000      1,000           0       (1,000)
  Net income for
    year                                                         0
                   -----------  ---------  ----------   -----------
Balances at
12/31/93             1,000,000      1,000           0       (1,000)
  Net income for
    year                                                         0
                   -----------  ---------  ----------   -----------
Balances at
12/31/94             1,000,000      1,000           0       (1,000)
  Net income for
    year                                                         0
                   -----------  ---------  ----------   -----------

Balances at
12/31/95             1,000,000      1,000           0       (1,000)
  Issuance of
    common stock
    (restricted) at
    $5.00 per share
    for cash at
    1/10/96             20,000         20      99,980
  Issuance of
    common stock
    (80,000 Regulation
    S and 100,000
    restricted) at par
    to acquire
    subsidiary and
    associated loan
    at 6/28/96 (Value
    based on assets
    received)          180,000        180           -
  Issuance of
    common stock
    (restricted) at
    $2.00 per share
    for expenses at
    6/28/96            230,000        230     459,770
  Issuance of
    common stock
    (restricted) at
    $2.00 per share
    to retire debt at
    9/30/96            270,000        270     539,730
  Issuance of
    common stock
    (Regulation S)
    at $4.50 per
    share to retire
    debt at 9/30/96    218,000        218     980,782
  Issuance of
    common stock
    (restricted) at
    $0.001 per share
    for prepaid
    expenses at
    9/30/96             80,000         80          -

Issuance of
    common stock
    (restricted) at
    $5.00 per share
    for prepaid
    expenses at        150,000        150     749,850
    9/30/96
  Net loss for the
    year to 12/31/96                                    (2,644,052)
                   -----------  ---------  ----------   -----------
Balances at
12/31/96             2,148,000      2,148   2,830,112   (2,645,052)
  Issuance of
    common stock
    (Reg S) at $4
    per share to
    retire debt at
    6/30/97             95,605         96     382,322            0
  Issuance of
    common stock
    (Reg S) at $2
    per share to
    retire debt at
    6/30/97             59,915         60     119,770            0
  Net loss for the
    period to 6/30/97        0          0           0     (753,006)
                   -----------  ---------  ----------   -----------
Balances at
6/30/97             $2,303,520  $   2,304  $3,332,204  $(3,398,058)
                   ===========  =========  ==========  ============

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)



                                                       Period from
                                                      8/9/90 (date
                              Six Months Ended       of inception)
                           6/30/97      6/30/96        to 6/30/97
                       ------------   ------------    -------------
CASH FLOWS FROM
OPERATING ACTIVITIES

Net loss              $   (753,006)  $   (460,000)   $  (3,398,058)
Adjustments to
reconcile net (loss)
to net cash required
by operating activities:
(Profit)/Loss on sale of
non current assets             142              0          (87,894)
Stock issued for expenses        0        460,000                0
Depreciation                32,778              0           65,015
Goodwill written off             0              0          845,012
Accrued Employee Benefits   29,588              0           42,205
Changes in assets and
liabilities:
Accounts receivable        (98,046)             0         (300,085)
Inventories               (125,721)             0            1,829
Prepaid expense           (112,095)             0         (870,471)
Accounts payable           172,888              0          313,628
Accrued expenses            78,578              0           93,280
                          ------------   ------------    ---------
                           (21,888)       460,000          102,519
                          ------------   ------------    ----------
NET CASH REQUIRED BY
OPERATING ACTIVITIES      (774,894)             0      (3,295,539)
CASH FLOWS FROM
INVESTING ACTIVITIES
Proceeds from sale of
non current assets               0              0         713,797
Cash acquired from
subsidiaries                     0        104,353         147,939
Investment in joint
venture                    (11,850)             0         (11,850)
Purchase of Fixed Assets         0              0         (18,752)
                         ------------   ------------    -----------

NET CASH PROVIDED
(REQUIRED) BY
INVESTING ACTIVITIES       (11,850)       104,353         831,134
                         -------------  ------------    -----------
CASH FLOWS FROM
FINANCING
ACTIVITIES
Loan Repayments - Bank           0              0        (657,307)
Stock sold                 502,248        100,000       3,334,508
Loans - related parties    219,621              0         719,942
Loan repayments - other    (68,369)             0               0
Loans - other              612,833              0         612,833
Loan repayments -
related parties           (596,379)             0        (644,307)
                       -------------  ------------    ------------
NET CASH PROVIDED
(REQUIRED) BY
FINANCING ACTIVITIES       669,954        100,000       2,365,669
                       ------------   ------------    ------------
NET INCREASE IN CASH      (116,790)       204,353         (98,736)
Foreign exchange
translation adjustment     104,469              0         104,469
                       ------------   ------------    ------------
                           (12,321)       204,353           5,733
CASH AT BEGINNING
OF PERIOD                   18,054              0               0
                       ------------   ------------    ------------
CASH AT END OF PERIOD  $     5,733   $    204,353    $      5,733
                       ============   ============    ============

SUPPLEMENTAL FINANCING ACTIVITIES

During the period ended 30 June 1997, the Company issued 155,520
Regulation S shares in satisfaction of loans due to related parties.

On 10 March 1997, the Company entered into a promissory agreement in regard to loan funds advanced of $300,000. In addition to interest at 10% per annum on the amount outstanding, the Company entered into a stock option agreement with the lender for 120,000 shares at a price of $2.50 per share exercisable until 7 March 2002. The loan is secured over the Company's shares in its subsidiary, Ogenic Technologies Pty Ltd.

In June 1997, the Company entered into a promissory agreement in regard to loan funds advanced of $300,000. The promissory agreement bears no interest and is repayable by December 1997. In lieu of interest, the borrower was granted an option to purchase
205,000 shares in the Company at a price of $2 per share exercisable until 30 June 2003.

On 16 May 1997, the Board of Directors resolved to set aside for issuance under a Stock Option Plan (subject to formal approval by the Company's stockholders), up to 1,000,000 shares of common stock options to be granted to employees of the Company.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
               SELECTED NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  June 30, 1997


NOTE 1:           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation
The consolidated financial statements as of June 30, 1997 include the accounts of the Company and its wholly-owned subsidiary Ogenic Technologies Pty Ltd, Ogenic's 95% owned inactive subsidiary Ogenic Industries Pty Ltd and Ogenic's dormant subsidiary Ogenic Sales Pty Ltd. All significant inter-company balances and transactions have been eliminated in consolidation.

Accounting Methods
The Company recognizes income and expenses based on the accrual method of accounting.

Cash and Cash Equivalents
All short term investments purchased with an original maturity of three months or less are considered to be cash equivalents. Cash and cash equivalents primarily include cash on hand and amounts on deposit with financial institutions.

Dividend Policy
The Company has not yet adopted any policy regarding payment of dividends.

Non Current Investments
Investments are brought to account at cost.

Property, Plant and Equipment
Property, plant and equipment are brought to account at cost, less, where applicable, any accumulated depreciation or amortisation. The carrying amount of property, plant and equipment is reviewed annually by Directors to ensure it is not in excess of the recoverable amount from these assets. The recoverable amount is assessed on the basis of the expected net cash flows which will be received from the assets employed and subsequent disposal. The expected net cash flows have not been discounted to their present values in determining recoverable amounts.

The depreciable amount of all fixed assets including buildings and capitalised lease assets, but excluding freehold land, is depreciated over their useful lives commencing from the time the asset is held ready for use.

The gain or loss on disposal of all fixed assets is determined as the difference between the carrying amount of the asset at the time of disposal and the proceeds of disposal, and is included in operating profit before income tax of the economic entity in the year of disposal.

Income Tax
The economic entity adopts a liability method of tax effect accounting whereby the income tax expense shown in the Profit &
Loss Account is based on the operating profit before income tax adjusted for permanent differences.

Timing differences which arise due to the different accounting periods in which items of revenue and expense are included in the determination of operating profit before income tax and taxable income are brought to account either as a provision for deferred income tax or as an asset described as future income tax benefit at rates of income tax applicable to the period in which the benefit will be received or the liability will become payable.

Future income tax benefits are not brought to account unless realisation of the asset is assured beyond any reasonable doubt. The amount of benefit brought to account or which may be realised in the future is based on the assumption that no adverse change will occur in income tax legislation and the anticipation that the economic entity will derive sufficient future assessable income and comply with the conditions of deductibility imposed by the Law to permit a future income tax benefit to be claimed.

At the date of this report, the economic entity has tax losses of approximately $5.3m of which $1m relates to Associated Technologies and the balance relates to its principal subsidiary Ogenic Technologies Pty Ltd. The Directors are confident that the Research and Development syndication and funding arrangements to be completed during 1998, will result in the full amount of the accumulated tax losses being recovered against future taxable income. The Directors have however, adopted a conservative view in regard to these losses until such time as full documentation is completed and operating results improve. Accordingly, no value has been included in the accounts for the future income tax benefit that is expected to arise in the foreseeable future. This treatment is in accordance with US G.A.A.P. and Australian accounting standards.

Inventories
With the exception of contract work in progress all inventories are valued at the lower of cost and net realisable value. The cost of manufactured products includes direct materials, direct labour and an appropriate portion of variable and fixed overheads. Overheads are applied on the basis of normal operating capacity. Costs are assigned on the basis of weighted average.

Construction Contracts
All contracts which are on a fixed price basis are accounted for on the basis that profit is recognised in proportion to the progress of each contract when the following conditions are satisfied:

          - Total contract revenues to be received can be reliably estimated.

          - The costs to complete the contract can be reliably estimated.

          - The stage of contract completion can be reliably determined and is at least 30% of the total contract;

          - The costs attributable to the contract to date can be clearly identified and can be compared with prior estimates.

Operating Revenue
Sales revenue represents revenue earned from the sale of the group's products, net of returns, trade allowances and duties and taxes paid. Other revenue includes interest income, proceeds from disposal of non current assets and insurance recoveries.

Receivables
A provision is raised for any doubtful debts based on a review of all outstanding amounts at year end. Bad debts are written off during the period in which they are identified.

Research & Development
During the period to June 30 1997, the company's principal subsidiary Ogenic Technologies Pty Ltd, incurred Research and Development Expenditures of $162,215 in the development of Virtuoso, a digital audio playback and recording system for the radio broadcasting industry. Virtuoso has been designed to form the foundation of the company's future PC based play-out software systems. These systems are intended for traditional markets and new markets in the commercial entertainment industries.

Although the Directors are of the opinion that there will be significant sales of Virtuoso in the future and that this expenditure could be capitalised under Australian Standards, the Company has adopted a conservative approach in regard to the capitalisation of Research & Development and all expenditure to date has, therefore, been written off.

This accounting treatment is in accordance with the US G.A.A.P standards.

Intangible Assets
The company's principal trading subsidiary which was acquired in June 1996, possesses significant core technology which has not been recorded in the company's books. This core technology was valued by Ernst & Young at $4.3m in
1996 for the purposes of the proposed Research and Development
Syndication.

In addition since November 1995, Ogenic Technologies Pty Ltd has spent in excess of $530,000 in Research and Development of a new digital recording and playback system for the radio broadcasting industry (Virtuoso). To date, all of the amounts expended have been written off to profit and loss in accordance with US G.A.A.P. standards.

There is a further intangible asset relating to a future income tax benefits which has also not been brought to account. This treatment is consistent with the Directors conservative approach to the recognition of intangible assets and is in accordance with both US G.A.A.P. and Australian accounting standards.

Goodwill
Goodwill arising on consolidation of subsidiaries is capitalised and written off over a maximum period of 5 years. However, in accordance with SEC practice and in view of the fact that Ogenic represented the first acquisition of AT, goodwill arising on the acquisition of Ogenic, was written off during the year ended December 31, 1996.

Trading Securities
The Company has adopted the reporting requirements of Statement of Financial Accounting Standards No. 115 whereby trading securities are reported at market value.

Foreign Currency Translation
Assets and liabilities denominated in foreign currencies are translated to US dollars at the exchange rate at the balance sheet date. Income statement items are translated at an average currency exchange rate. The resulting translation adjustment is recorded as a separate component of stockholders' equity.

NOTE 2:           DEVELOPMENT STAGE COMPANY

The Company was incorporated under laws of the State of Nevada on August 9, 1990 and was in the development stage until it acquired its first operating subsidiary, Ogenic in June 1996. The Company intends to provide software products for use in the commercial entertainment industries. It sees its traditional audio broadcasting market as one such market place. It also considers a further market place for its play technologies may be the domestic entertainment market.

NOTE 3:           BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principals for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of the Company's management, all adjustments (consisting of normal accruals) considered necessary for a fair presentation of these financial statements have been included. Operating results for the six months ended June 30, 1997 are not necessarily indicative of the results that can be expected for the year ending December 31, 1997.

NOTE 4:           RELATED PARTY TRANSACTIONS

The Company's subsidiary Ogenic, leases property in Perth, Western Australia and the Company utilises office space in New York and Sydney, Australia when necessary.

Included under non-current liabilities are loans totalling $119,832 due to companies associated with First Sydney Capital which is a shareholder in the Company. Both Mr. Len McDowall and Mr. Alan Gallagher are Directors of First Sydney Capital. The loan does not currently bear interest and no terms in regard to interest, have been agreed.

NOTE 5:           RESEARCH AND DEVELOPMENT

On June 29, 1996, a Research and Development syndicate was entered into by Ogenic with a joint venture party for funding over a 2 year period of $1.7 million. Details of the key terms of these agreements have been provided in previous filings.

In December 1996, these agreements were unwound as a result of the inability to complete the transaction within the specified time period following a change of policy by the Australian Government. After extensive lobbying, Ogenic's syndication was allowed to proceed subject to appropriate approvals by the Government.

At the date of this report, Ogenic has received approval from the Australian Government for this R & D Syndication and documentation is progressing with a view to completion prior to September 30, 1997.

In addition to the R&D Syndication, on June 30, 1997 Ogenic was appointed as a sub-researcher under a structured R&D funding program with a total value of $1.85 million over the year to June
30, 1998. This contract was arranged through a related entity,

First Sydney Capital. Further research contracts are anticipated in the region of $1.5 million to $4.5 million over the next 12 months.

NOTE 7:           INTANGIBLE ASSETS

No account has been taken of the intangible or contingent assets to which the Company has title. These include the Company's existing analogue product range, the released version of Virtuoso, general technological and market knowledge in regard to the radio broadcasting industry and the income tax benefit that may arise once the Company has secured its Research and Development funding programs.

                    ASSOCIATED TECHNOLOGIES AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                    UNAUDITED

             Three months  Three months    Six months   Six Months
                ended         ended         ended        ended
               6/30/97       6/30/96       6/30/97       6/30/96
           --------------   ----------   ------------  -----------

Operating
Revenue    $  439,451        $  56,392    $  596,003   $  139,341
Cost of
Sales        (219,433)         (65,924)     (295,701)    (137,857)
          --------------   -------------   ------------ -----------
GROSS
PROFIT        220,018          (9,532)       300,302        1,484
General and
Administrative
expenses     (409,674)       (800,660)      (800,173)    (894,669)
          --------------   -------------   ------------- ----------
Loss before
other items  (189,656)       (810,192)      (499,871)    (893,185)

Other Items:
Research and
Design costs  (73,989)       (180,446)      (162,215)    (238,390)
Bankruptcy
expenses            0         (62,961)             0     (112,222)
Debt
forgiveness         0         619,647              0      619,647
Profit on sale
of fixed asset  1,148               0          1,148            0
Exchange loss
on capitalisation
of subsidiary's
loan          (92,068)              0        (92,068)           0
           --------------   ------------    ------------  --------
             (164,909)        376,240       (253,135)     269,035
           --------------   ------------    ------------  ---------
INCOME (LOSS)
BEFORE INCOME
TAXES        (354,565)       (433,952)      (753,006)    (624,150)
PROVISION FOR
INCOME TAXES        0               0              0            0
           -------------    ------------    ------------ ---------
NET INCOME
(LOSS)     $ (354,565)      $(433,952)      $ (753,006)  $(624,150)
           ==============   =============   ============ =========

INCOME (LOSS)
PER COMMON SHARE
Net income
(loss) per
weighted average
common share
outstanding   $ (0.16)  $   (0.42)   $    (0.35)  $    (0.63)
         ===============  =========  ============  ============
Weighted average
number of
common shares
outstanding  2,149,730   1,029,011    2,148,000     1,014,898
         =============    ========== ============= =============

NB The Corporation's principal trading subsidiary Ogenic
Technologies Pty Ltd, was acquired on June 28 1996. The above statements have been prepared for comparison purposes only and excludes the profit on the abortive R&D Syndication in June 1996.